    As filed with the Securities and Exchange Commission on October 1, 2003
                                                       Registration No. ________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

      [ ] Pre-Effective Amendment No.    [ ] Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                               ECLIPSE FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (973) 394-4448

                             Robert A. Anselmi, Esq.
                               John K. Forst, Esq.
                                  NYLIM Center
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Paul S. Stevens, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on October 31, 2003 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                               ECLIPSE FUNDS INC.

                               CORE BOND PLUS FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (973) 394-4448

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 3, 2003

Dear Shareholder:

         Your Board of Directors has called a Special Meeting of shareholders ("Special Meeting") of Eclipse Core Bond Plus Fund ("Core Bond Plus Fund"), which is scheduled for 9:00 a.m., Eastern time, on December 3, 2003 at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054.

         The Board of Directors of the Core Bond Plus Fund, a series of Eclipse Funds Inc., a Maryland corporation, has reviewed and recommends that the Core Bond Plus Fund be combined with the Eclipse Bond Fund ("Bond Fund"), also a series of Eclipse Funds Inc., in a tax-free reorganization ("Reorganization").

         If approved by shareholders, you will become a shareholder of the Bond Fund on the date that the Reorganization occurs. The Board believes that shareholders of the Core Bond Plus Fund would benefit from combining the Funds in that it may result in a fund with a larger asset base which may provide greater investment opportunities and may benefit from economies of scale over the long term.

         You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

         After careful consideration, the Board of Directors of the Core Bond Plus Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

         A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the number of shares of the Core Bond Plus Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on December 3, 2003. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact Eclipse Funds Inc. by calling toll-free 1-866-2ECLIPSE/1-866-232-5477. We will get you the answers that you need promptly.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                    Sincerely

                                    Stephen C. Roussin

                                    President
                                    Eclipse Funds Inc.

                               ECLIPSE FUNDS INC.

                           ECLIPSE CORE BOND PLUS FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (973) 394-4448

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF ECLIPSE CORE BOND PLUS FUND
                         TO BE HELD ON DECEMBER 3, 2003

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Eclipse Core Bond Plus Fund ("Core Bond Plus Fund"), a series of Eclipse Funds Inc. (the "Company"), will be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054, on December 3, 2003, at 9:00 a.m., Eastern time.

         At the Special Meeting you will be asked to consider and approve the following proposals:

         (1) To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Core Bond Plus Fund by the Eclipse Bond Fund ("Bond Fund"), a series of the Company, in exchange for shares of the Bond Fund and the assumption of all liabilities of the Core Bond Plus Fund by the Bond Fund and (ii) the subsequent liquidation of the Core Bond Plus Fund;

         (2) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         You may vote at the Special Meeting if you are the record owner of shares of the Core Bond Plus Fund as of the close of business on October 6, 2003 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

         Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Eclipse Funds Inc. for additional information by calling toll-free 1-866-2ECLIPSE/1-866-232-5477.

                                       By order of the Board of Directors

                                       Robert A. Anselmi
                                       Secretary

November 3, 2003

                           PROXY STATEMENT/PROSPECTUS

                                OCTOBER 31, 2003

                               ECLIPSE FUNDS INC.

                                ECLIPSE BOND FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (973) 394-4448

                       SPECIAL MEETING OF SHAREHOLDERS OF
                           ECLIPSE CORE BOND PLUS FUND
                           TO BE HELD DECEMBER 3, 2003

                                  INTRODUCTION

         This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors of the Eclipse Core Bond Plus Fund ("Core Bond Plus Fund"), a series of Eclipse Funds Inc., a Maryland corporation (the "Company"), for a Special Meeting of Shareholders of the Core Bond Plus Fund ("Special Meeting"). The Special Meeting will be held on December 3, 2003, at 9:00 a.m., Eastern time, at the offices of New York Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054. As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of the Core Bond Plus Fund into the Eclipse Bond Fund, also a series of the Company (each a "Fund" and collectively the "Funds").

         Because Shareholders of the Core Bond Plus Fund are being asked to approve the Reorganization Agreement that will result in a transaction in which the Core Bond Plus Fund Shareholders will ultimately hold shares of the Bond Fund, this Proxy Statement also serves as a Prospectus for the Bond Fund. The Core Bond Plus Fund offers one class of shares: the No-Load Class. The Bond Fund offers two classes of shares: the No-Load Class and the Service Class. Holders of No-Load Class shares of the Core Bond Plus Fund will receive an amount of No-Load Class shares of the Bond Fund equal in value to their No-Load Class Core Bond Plus Fund shares.

         This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement dated October 31, 2003 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Funds, see the Prospectus and SAI for the Funds, each dated March 1, 2003, which are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report dated October 31, 2002 and the semi-annual report dated April 30, 2003 for each of the Funds are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to the Proxy Statement, annual report and semi-annual report for each of the Funds without charge by contacting NYLIFE Distributors, Inc., attn: Eclipse Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, N.J. 07054, or call toll-free 1-866-2ECLIPSE / 1-866-232-5477.

         You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ECLIPSE FUNDS INC.

                           ECLIPSE CORE BOND PLUS FUND

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
SYNOPSIS ................................................................................     1

     The Reorganization..................................................................     1
     Board Recommendations...............................................................     1
     The Company (Eclipse Funds Inc.)....................................................     2
     Comparison of Investment Objectives, Strategies and Management......................     2
     Comparison of Fees and Expenses.....................................................     3
     Management Fees.....................................................................     5
     Relative Performance................................................................     5

COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF
     INVESTING IN THE FUND...............................................................     6

     Investment Objectives of Each Fund..................................................     6
     Primary Investments of Each Fund....................................................     6

INFORMATION ABOUT THE REORGANIZATION.....................................................     9

     The Reorganization Agreement........................................................     9
     Reasons for the Reorganization......................................................     9
     Board Considerations................................................................    10
     Tax Considerations..................................................................    10
     Expenses of the Reorganization......................................................    10

HOW TO PURCHASE, SELL AND EXCHANGE SHARES................................................    11

     Multi-Class Structure...............................................................    11
     Shareholder Services Plan and Shareholder Service Fees..............................    11
     Buying, Selling and Exchanging Eclipse Funds Shares.................................    11
     How to Open Your Eclipse Account....................................................    11
     Verification of Identity............................................................    12
     Investment Minimums.................................................................    12
     Selling Shares......................................................................    12
     Redemptions-in-Kind.................................................................    13
     Shareholder Services................................................................    13
     General Policies....................................................................    15
     Redemption Fee......................................................................    16
     Medallion Signature Guarantees......................................................    17
     Determining the Funds' Share Prices (NAV) and the Valuation of Securities...........    17
     Fund Earnings.......................................................................    17
     Understand the Tax Consequences.....................................................    19

ADDITIONAL INFORMATION ABOUT BOND FUND...................................................    19

     Investment Advisor..................................................................    19
     Portfolio Managers..................................................................    19
     Performance of the Bond Fund........................................................    20
     Past Performance....................................................................    20

ADDITIONAL INFORMATION ABOUT THE FUNDS...................................................    21

     Financial Highlights................................................................    21
     Form of Organization................................................................    21
     Distributor.........................................................................    21
     Dividends and Other Distributions...................................................    21
     Capitalization......................................................................    21

OTHER BUSINESS...........................................................................    22

GENERAL INFORMATION......................................................................    22

     Solicitation of Votes...............................................................    22
     Quorum..............................................................................    22
     Vote Required.......................................................................    22
     Effect of Abstentions and Broker "Non-Votes"........................................    23
     Adjournments........................................................................    23
     Future Shareholder Proposals........................................................    23
     Record Date and Outstanding Shares..................................................    23
     Security Ownership of Certain Beneficial Owners and Management......................    23
     Information About the Funds.........................................................    24

EXHIBIT A................................................................................   A-1

EXHIBIT B................................................................................   B-1

EXHIBIT C................................................................................   C-1

                                    SYNOPSIS

         This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information; please read each Fund's prospectus.

THE REORGANIZATION

         At a meeting on September 24, 2003, the Board of Directors approved the Reorganization Agreement. Subject to the approval of the shareholders of the Core Bond Plus Fund, the Reorganization Agreement provides for:

         - the transfer of all of the assets of the Core Bond Plus Fund to the Bond Fund in exchange for shares of beneficial interest of the Bond Fund;

         - the assumption by the Bond Fund of all of the liabilities of the Core Bond Plus Fund;

         - the distribution of Bond Fund shares to the shareholders of the Core Bond Plus Fund; and

         -   the complete liquidation of the Core Bond Plus Fund

         The Reorganization is scheduled to be effective upon the close of business on December 10, 2003, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Core Bond Plus Fund will become the owner of the number of full and fractional shares of the Bond Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Core Bond Plus Fund shares as of the close of business on the Closing Date. See "INFORMATION ABOUT THE REORGANIZATION" below. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other Eclipse Funds with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions. For more information about the characteristics of the classes of shares offered by the Funds see "HOW TO PURCHASE, SELL AND EXCHANGE SHARES" below.

         In considering whether to approve the Reorganization; you should note that:

         -   The Funds have substantially the same investment objectives;

         - The Funds have substantially similar purchase options, exchange rights and redemption procedures;

         -   The Funds have the same portfolio management team; and

         - The Bond Fund is the larger fund ($136 million versus $42 million as of April 30, 2003).

         Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Core Bond Plus Fund entitled to vote and present in person or by proxy. See "GENERAL INFORMATION BELOW."

BOARD RECOMMENDATIONS

         For the reasons set forth below under "Reasons For the Reorganization," the Board, including all of the Independent Directors, has concluded that the Reorganization would be in the best interests of the shareholders of the Core Bond Plus Fund and that the interests of the Core Bond Plus Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Core Bond Plus Fund. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

THE COMPANY (ECLIPSE FUNDS INC.)

         The Eclipse Bond Fund is a series of Eclipse Funds Inc. (the "Company"), an open-end management investment company organized as a Maryland Corporation. The Eclipse Core Bond Plus Fund is also a series of the Company. The Company offers redeemable shares in different classes and/or series. The Eclipse Bond Fund offers two classes of shares: No-Load Class and Service Class; Service Class shares are not included in the Reorganization as the Eclipse Core Bond Plus Fund offers no corresponding share classes. The Eclipse Core Bond Plus Fund offers one class of shares: No-Load Class.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT

This section will help you compare the investment objectives and principal investment strategies of the Core Bond Plus Fund and the Bond Fund. Please be aware this is only a brief discussion. More information may be found in each Fund's prospectus.

----------------------------------------------------------------------------------------------------------------------------
                                                  CORE BOND PLUS FUND                              BOND FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE                  To seek to maximize total return               To seek to maximize total return,
                                      consistent with the preservation of            consistent with liquidity, low risk to
                                      capital.                                       principal and investment in debt
                                                                                     securities.
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                  The Fund normally invests at least 80% of      The Fund normally invests at least 80%
STRATEGIES                            its assets in a diversified portfolio of       of its assets in bonds, which include
                                      bonds, which includes all types of debt        all types of debt securities such as:
                                      obligations such as:
                                                                                     -    debt or debt-related
                                      -    debt or debt related securities                securities issued or guaranteed
                                           issued or guaranteed by the U.S. or            by the U.S. or foreign
                                           foreign governments, their agencies            governments, their agencies or
                                           or instrumentalities;                          instrumentalities;

                                      -    obligations of international or           -    obligations of international
                                           supranational entities;                        or supranational entities;

                                      -    debt securities issued by U.S.            -    debt securities issued by
                                           or foreign corporate entities;                 U.S. or foreign corporate
                                                                                          entities;
                                      -    zero coupon bonds;
                                                                                     -    zero coupon bonds;
                                      -    mortgage-related and other
                                           asset-backed securities; and              -    municipal bonds;

                                      -    loan participation interests.             -    mortgage-related and other
                                                                                          asset-backed securities; and
                                      The Fund may also invest up to 20% of its
                                      total assets in debt securities rated          -    loan participation interests.
                                      below investment grade, which is BBB by
                                      S&P or Baa by Moody's, or if unrated,          The effective maturity of this portion
                                      determined by the Subadvisor, MacKay           of the Fund's portfolio will usually
                                      Shields, to be of comparable quality.          be in the intermediate range (three to
                                      The Fund may also invest up to 10% of its      ten years), although it may vary
                                      total assets in foreign securities.  The       depending on market conditions as
                                      Fund may purchase high-yield bonds and         determined by MacKay Shields, the
                                      other debt securities that the Fund's          Fund's Subadvisor.
                                      Subadvisor believes may provide capital
                                      appreciation in addition to income.  As        At least 65% percent of the Fund's
                                      part of the principal investment               total assets will be invested in debt
                                      strategy, the Fund's Subadvisor may use        securities rated Baa or better by
                                      mortgage                                       Moody's Investors Service, Inc.
                                                                                     ("Moody's") or BBB or better by S&P
                                                                                     when purchased, or if unrated,
                                                                                     determined by the
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  CORE BOND PLUS FUND                              BOND FUND
----------------------------------------------------------------------------------------------------------------------------
                                      dollar rolls and portfolio                     Subadvisor to be of comparable quality.
                                      securities lending techniques.
                                                                                     As part of the Fund's principal
                                      The effective maturity of the Fund's           investment strategies, the Subadvisor
                                      portfolio will usually be in the               may use investment practices such as
                                      intermediate range (three to ten years),       mortgage dollar rolls and portfolio
                                      although it may vary depending on market       securities lending.
                                      conditions as determined by the
                                      Subadvisor.
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGER                    New York Life Investment Management LLC        New York Life Investment Management LLC
----------------------------------------------------------------------------------------------------------------------------
SUBADVISOR                            MacKay Shields LLC                             MacKay Shields LLC
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGERS                    Gary Goodenough and Christopher Harms          Gary Goodenough and Christopher Harms
----------------------------------------------------------------------------------------------------------------------------

         As you can see from the above chart, the Funds invest in substantially similar types of securities. Both Funds seek to maximize total return as part of their investment objectives. Both Funds invest at least 80% of their assets in debt securities of similar types and share certain of the same principal investments such as zero coupon bonds, mortgage-related securities, asset-backed securities and loan participation interests. Both Funds have an effective maturity in the range of three to ten years. The primary difference between the Funds is that the Core Bond Plus Fund, as part of its investments in debt securities, may invest up to 20% of its assets in securities rated lower than Baa by Moody's Investor Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's ("S&P") (sometimes referred to as "high yield" or "junk" bonds). With regard to the Bond Fund, at least 65% of its total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

COMPARISON OF FEES AND EXPENSES

         The following discussion describes and compares the fees and expenses of the Funds. The pro forma line items show expenses of the Bond Fund as if the Reorganization had occurred on April 30, 2003. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred in each Fund's fiscal year ended October 31, 2002.

---------------------------------------------------------------------------------------------------------------
            SHAREHOLDER FEES
     (FEES PAID DIRECTLY FROM YOUR         CORE BOND PLUS                BOND                PRO FORMA COMBINED
              INVESTMENTS)                     FUND                      FUND                     BOND FUND
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on    No-Load Class              No-Load Class              No-Load Class
Purchases                                 None                       None                       None
                                          ---------------------------------------------------------------------
                                          Service Class +            Service Class              Service Class
                                          None                       None                       None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge             No-Load Class              No-Load Class              No-Load Class
(Load) (as a percentage of                None                       None                       None
redemption proceeds)                      ---------------------------------------------------------------------
                                          Service Class +            Service Class              Service Class
                                          None                       None                       None
---------------------------------------------------------------------------------------------------------------
Exchange Fee(1)                           No-Load Class              No-Load Class              No-Load Class
                                          None                       None                       None
                                          ---------------------------------------------------------------------
                                          Service Class +            Service Class              Service Class
                                          None                       None                       None
---------------------------------------------------------------------------------------------------------------
Maximum Account Fee*                      No-Load Class              No-Load Class              No-Load Class
                                          None                       None                       None
                                          ---------------------------------------------------------------------
                                          Service Class +            Service Class              Service Class
                                          None                       None                       None
---------------------------------------------------------------------------------------------------------------

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security /tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See "HOW TO PURCHASE, SELL AND EXCHANGE SHARES" below.

+ Service Class shares are not currently being offered.

----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM            CORE BOND PLUS                     BOND                 PRO FORMA COMBINED
         FUND ASSETS)                            FUND+                         FUND                      BOND FUND
----------------------------------------------------------------------------------------------------------------------
Management Fees                      No-Load Class        .60%       No-Load Class       .75%               .50%
                                     ---------------------------------------------------------------------------------
                                     Service Class        .60%       Service Class       .75%               .50%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees            No-Load Class         None      No-Load Class         None             None
                                     ---------------------------------------------------------------------------------
                                     Service Class         None      Service Class         None             None
----------------------------------------------------------------------------------------------------------------------
Other Expenses                       No-Load Class        .36%       No-Load Class       .16%               .16%
                                     ---------------------------------------------------------------------------------
                                     Service Class(1)     .61%       Service Class(2)    .41%               .41%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating          No-Load Class(3)     .96%       No-Load Class(4)    .91%               .66%(5)
Expenses                             ---------------------------------------------------------------------------------
                                     Service Class(3)    1.21%       Service Class(4)   1.16%               .91%(5)
----------------------------------------------------------------------------------------------------------------------

+    Service Class shares are not currently being offered.

(1) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.

(2)  Includes shareholder service fees of .25% for Service Class shares.

(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total fund operating expenses exceed .70% for the No-Load Class shares and .95% for the Service Class shares. With this reduction, for the year ended October 31, 2002, the management fee paid by the No-Load Class shares was .34%, and total annual fund operating expenses for the No-Load Class shares were .70%. These waivers may be discontinued at any time without notice, respectively.

(4) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. The Manager has further voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class and Service Class shares to .75% and 1.00% respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .59% for No-Load Class and Service Class shares, and total annual fund operating expenses were .75% for the No-Load Class shares and 1.00% for the Service Class shares. These waivers may be discontinued at any time without notice.

(5) If the Reorganization is approved by shareholders, the Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses to .70% and .95% for the No-Load Class and Service Class shares, respectively.

EXAMPLE

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Your actual costs may be higher or lower.

         FUND                                 1 YEAR              3 YEARS            5 YEARS           10 YEARS
         ----                                 ------              -------            -------           --------
CORE BOND PLUS FUND
     No-Load Class(1)                         $ 98                $306               $531               $1,178
     Service Class(1)                         $123                $384               $665               $1,466

BOND FUND
     No-Load Class(1)                         $ 93                $290               $504               $1,120
     Service Class(1)                         $118                $368               $638               $1,409

PRO FORMA BOND FUND(2)
     No-Load Class(1)                         $67                 $211               $368               $  822
     Service Class(1)                         $93                 $290               $504               $1,120

-----------------------

(1)      Does not reflect fee waiver.

(2)      Assuming the reorganization of the Core Bond Plus Fund into the Bond
         Fund.

MANAGEMENT FEES

         The Core Bond Plus Fund pays a management fee of 0.60% of the Fund's average daily net assets. The Bond Fund pays a management fee of 0.75% of the Fund's average daily net assets. From this amount, New York Life Investment Management LLC ("NYLIM" or the "Manager") pays MacKay Shields LLC (the "Subadvisor") a sub-advisory fee of 0.30% and 0.20% of the average daily net assets of the Core Bond Plus Fund and the Bond Fund, respectively, for its services as a subadviser to the Funds.

RELATIVE PERFORMANCE

         The following table shows the average annual total return for No-Load Class shares of each Fund and its comparative index over the last ten years. Average annual total return is shown for each calendar year since 2001 in the case of the Core Bond Plus Fund (which commenced operation on January 2, 2001) and since 1993 in the case of the Bond Fund. The Indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

--------------------------------------------------------------------------------------------------------------------
Calendar Year/               Core Bond Plus      Lehman Brothers(R)           Bond              Lehman Brothers(R)
Period Ended                      Fund         Aggregate Bond Index(1)        Fund           Aggregate Bond Index(1)
--------------------------------------------------------------------------------------------------------------------
  12/31/93                         N/A                --                      9.74                  9.75
--------------------------------------------------------------------------------------------------------------------
  12/31/94                         N/A                --                     -3.31                 -2.92
--------------------------------------------------------------------------------------------------------------------
  12/31/95                         N/A                --                     17.88                 18.47
--------------------------------------------------------------------------------------------------------------------
  12/31/96                         N/A                --                       2.8                  3.68
--------------------------------------------------------------------------------------------------------------------
  12/31/97                         N/A                --                      8.57                  9.65
--------------------------------------------------------------------------------------------------------------------
  12/31/98                         N/A                --                      7.93                  8.69
--------------------------------------------------------------------------------------------------------------------
  12/31/99                         N/A                --                     -2.47                 -0.82
--------------------------------------------------------------------------------------------------------------------
  12/31/00                         N/A                --                     10.93                 11.63
--------------------------------------------------------------------------------------------------------------------
  12/31/01                        6.93              8.44                      7.94                  8.44
--------------------------------------------------------------------------------------------------------------------
  12/31/02                        6.32             10.25                      6.71                 10.25
--------------------------------------------------------------------------------------------------------------------

----------------------------------

(1) The Lehman Brothers(R) Aggregate Bond Index ("Aggregate Index") includes the following of the Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly in an index.

     COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF
                             INVESTING IN THE FUND

         The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the Core Bond Plus Fund and the Bond Fund is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of the prospectuses of the Core Bond Plus Fund and the Bond Fund each dated March 1, 2003.

INVESTMENT OBJECTIVES OF EACH FUND

         The investment objective of the Core Bond Plus Fund is to seek to maximize total return consistent with the preservation of capital. The investment objective of the Bond Fund is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

PRIMARY INVESTMENTS OF EACH FUND

         The Core Bond Plus Fund pursues its goal by seeking to identify investment opportunities based, in part, on the financial condition and competitiveness of bond issuers. In addition, among the principal factors considered in determining whether to increase or decrease the investment emphasis placed upon a particular type of security or bond market sector are: fundamental economic cycle analysis, credit quality, and interest rate trends. The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country. The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments also include mortgage-related and asset-backed securities, and when-issued securities and forward commitments. The Fund may enter into mortgage dollar roll transactions, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use securities lending as a principal investment strategy. The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

         The Bond Fund pursues its goal by conducting a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators. Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest. The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

         Further information about each Fund's principal investment strategies and risks is set forth below.

Debt Securities. Both of the Funds are subject to the risks associated with investing primarily in debt securities, including credit risk and interest rate risk. Credit risk is the risk that a bond issuer will default, by failing to repay principal and interest in a timely manner. Interest rate risk is the risk of the reduction in the value of a security, such as a bond, resulting from a rise in the interest rates. Additionally, the values of debt securities may fluctuate based upon factors such as market conditions and maturities. Each Fund invests in securities rated

Baa or better by Moody's or rated BBB or better by S&P, or if unrated, determined by the Investment Manager or Subadvisor, respectively, to be of comparable quality.

Derivatives. Both of the Funds invest in certain derivatives including floaters, mortgage-related and asset-backed securities. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. Mortgage-related securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables. The Funds use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain holdings. The value of mortgage-related and asset-backed securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

The Core Bond Plus Fund may also invest in inverse floaters, foreign currency options, foreign currency forward contracts, securities and securities index options, swaps, futures contracts and related options.

The value of derivative securities is based on certain underlying securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counter-party to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

Mortgage Dollar Rolls and Securities Lending. Each Fund may use mortgage dollar rolls and portfolio securities lending techniques. In a mortgage dollar roll, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. A Fund's use of securities lending also presents certain risks. In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or to other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.

Loan Participation Interests. Each of the Funds invest in loan participation interests. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan.

Foreign Securities. Each Fund may invest in foreign securities. The Bond Fund may invest up to 20% of its total assets in foreign securities and the Core Bond Plus Fund may invest up to 10% of its total assets in such securities. Investing in foreign securities can subject the Funds to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to: fluctuating currency values;

less liquid markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy.

High Yield Securities ("Junk Bonds"). The Core Bond Plus Fund may invest up to 20% of its total assets in debt securities, including short term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Subadvisor. The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Fund may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

Municipal Securities. Each Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the debt securities offered and the rating of the issue or issues.

Restricted Securities. Each Fund may invest in restricted securities which are those securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Restricted securities are subject to legal restrictions on their sale (other than those eligible for resale pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Illiquid Securities. Each Fund may invest in illiquid securities so long as such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements of more than seven days' duration. Difficulty in selling securities may result in a loss or may be costly to the Fund.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

         The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A.

         The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Core Bond Plus Fund in exchange for shares of beneficial interest of the Bond Fund and the assumption by the Bond Fund of all of the Core Bond Plus Fund liabilities; and (ii) the distribution of shares of the Bond Fund to shareholders of the Core Bond Plus Fund, as provided for in the Reorganization Agreement. The Core Bond Plus Fund will then be liquidated.

         After the Reorganization, each shareholder of the Core Bond Plus Fund will own shares of the Bond Fund having an aggregate value equal to the aggregate value of the shares in the Core Bond Plus Fund held by that shareholder as of the Closing Date. Shareholders of No-Load Class shares of the Core Bond Plus Fund will receive the same Class of shares of the Bond Fund. In the interest of economy and convenience, shares of the Bond Fund will not be represented by physical certificates.

         Until the Closing Date, shareholders of the Core Bond Plus Fund will continue to be able to redeem or exchange their shares. Redemption requests received after the Closing Date will be treated as requests received by the Bond Fund for the redemption or exchange of its shares.

         The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Core Bond Plus Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

         The Reorganization is one of several reorganizations and liquidations that are planned among the Eclipse Family of Funds. Management of the Eclipse Family of Funds has proposed the consolidation of several of the Eclipse Family of Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the Eclipse Family of Funds, thereby eliminating inefficiencies and confusion about overlapping funds. New York Life Investment Management LLC (the Fund's Manager) also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

         The proposed Reorganization was presented to the Board of Directors of the Core Bond Plus Fund and the Bond Fund for consideration at a meeting held on September 18, 2003 and September 24, 2003. For the reasons discussed below, the Directors of the Core Bond Plus Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined that the interests of the shareholders of the Core Bond Plus Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and its shareholders.

         The Reorganization will allow shareholders of the Core Bond Plus Fund to continue to participate in a professionally-managed portfolio that seeks to maximize total return through investment of at least 80% of its assets in debt securities. As shareholders of the Bond Fund, shareholders will be able to continue to exchange into the Eclipse Family of Funds that offer the same Class of shares in which such shareholder is currently invested.

BOARD CONSIDERATIONS

         The Board of Directors of the Core Bond Plus Fund, in recommending the proposed transaction, considered a number of factors, including the following:

         - the plans of management to reduce overlap in funds in the Eclipse Family of Funds;

         -        the potential benefits of the transaction to shareholders;

         - the relative investment performance of the Core Bond Plus Fund as compared to the Bond Fund;

         - expense ratios and information regarding fees and expenses of the Core Bond Plus Fund and the Bond Fund;

         -        the relative size of the Funds;

         - whether the Reorganization would dilute the interests of the current shareholders of the Core Bond Plus Fund;

         - the similarity of investment objectives and strategies of the Bond Fund with those of the Core Bond Plus Fund;

         - the fees or expenses that will be borne directly or indirectly by the Funds in connection with the merger; and

         - the tax consequences of the Reorganization to the Core Bond Plus Fund and its shareholders, including the tax-free nature of the transaction.

         The Board of Directors also considered the future potential benefits to the Manager in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE DIRECTORS OF THE CORE BOND PLUS FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH BOND FUND.

TAX CONSIDERATIONS

         The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Core Bond Plus Fund nor its shareholders, nor the Bond Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

         Immediately prior to the Reorganization, the Core Bond Plus Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Core Bond Plus Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Core Bond Plus Fund shareholders.

EXPENSES OF THE REORGANIZATION

New York Life Investment Management LLC (the Funds' Manager) will bear the cost of the Reorganization.

                    HOW TO PURCHASE, SELL AND EXCHANGE SHARES

         The following pages are intended to help you understand the costs associated with buying, holding and selling your Eclipse investments.

MULTI-CLASS STRUCTURE

         This Prospectus offers No-Load Class shares of certain Funds. Other classes of shares of the Eclipse Funds are offered by separate prospectuses. Classes of shares of the Eclipse Funds differ only in terms of their sales, service and/or distribution expenses and any other specific expenses that the Board may approve. The No-Load Class and Service Class differ from each other only in terms of the service expenses paid by the Service Class shares and any other specific expenses that the Board may approve. Service Class shares incur an annual 0.25% shareholder service fee that the No-Load Class shares do not incur (see description below).

         Service Class shares of the Core Bond Plus Fund are not currently being offered.

SHAREHOLDER SERVICES PLAN AND SHAREHOLDER SERVICE FEES

         Eclipse Funds has adopted a Shareholder Services Plan with respect to Service Class shares. Under the terms of the Shareholder Services Plan, each Fund's Service Class is authorized to pay to NYLIM, as compensation for services rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Service Class shares, a shareholder service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Service Class shares of such Funds.

         Pursuant to the Shareholder Services Plan, each Fund's Service Class shares may pay "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Service Class of such Funds. These fees are for individual services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders who have questions or other needs relating to their accounts.

         Because service fees are on-going, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

BUYING, SELLING AND EXCHANGING ECLIPSE FUNDS SHARES

HOW TO OPEN YOUR ECLIPSE ACCOUNT

         Eclipse Funds are offered exclusively through brokers, dealers, banks or other financial institutions or other third parties such as 401(k) plans ("Investment Dealers"). Investors may benefit from the expertise and guidance of an investment professional. When you invest through an Investment Dealer, you should ask for help to determine the suitability of a Fund or share class. In addition, an Investment Dealer will help you set up your account and make subsequent investments for you. Further, they will forward your investment instructions and payment to Eclipse Funds. Investment Dealers may impose fees and conditions on you for these services that are not described in this Prospectus.

         You buy shares at net asset value ("NAV") per share. NAV is generally calculated as of the close of regular trading (usually 4:00 p.m. eastern time) on the New York Stock Exchange (the "Exchange"). When you buy shares, you must pay the NAV next calculated after Eclipse Shareholder Services (`ESS"), a division of NYLIM Service Company LLC, the Funds' transfer agent, receives your order in good order. Alternatively, Eclipse Funds has arrangements with certain Investment Dealers such that purchase orders through these entities are considered received in good order when received by your Investment Dealer together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV computed after acceptance by these entities. Such Investment Dealers are responsible for transmitting the purchase order to the Funds.

         Good order means all the necessary information, signatures and documentation have been received.

VERIFICATION OF IDENTITY

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government list s of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

-    Name;

-    Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

         You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

         After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

         The following minimums apply if you are investing in the Funds:

-    $1,000 for an initial investment in any single Fund;

-    $100 for each subsequent investment in any of the Funds; or

- $100 for initial and subsequent purchases through a systematic investment plan.

         The minimum initial investment amount is waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries and their employees, officers, directors or agents, and may be waived for Coverdell Education Savings Accounts.

         The Funds may also accept investments of smaller amounts at their discretion.

SELLING SHARES

              HOW                                          DETAILS
BY CONTACTING YOUR INVESTMENT DEALER:          You may sell (redeem) your shares
                                               through your Investment Dealer or
                                               by any of the methods described
                                               below.

                        HOW                                 DETAILS
BY PHONE:   TO RECEIVE PROCEEDS BY CHECK:       ESS will only send checks to the
            Call ESS toll-free at               account's owner at the owner's
            1-866-2ECLIPSE (1-866-232-5477)     address of record and generally
            between 8 am and 6 pm eastern       will not send checks to
            time any day the Exchange is        addresses on record for 30 days
            open. Call before 4 pm eastern      or less.
            time to sell shares at the          * The maximum order ESS can
            current day's NAV.                  process by phone is $100,000.

            TO RECEIVE PROCEEDS BY WIRE:        Generally, after receiving your
            Call ESS toll-free at               sell order by phone, ESS will
            1-866-2ECLIPSE (1-866-232-5477)     send the proceeds by bank wire
            between 8 am and 6 pm eastern       to your designated bank account
            time any day banks and the          the next business day, although
            Exchange are open. Eligible         it may take up to seven days to
            investors may sell shares and       do so. Your bank may charge you
            have proceeds electronically        a fee to receive the wire
            credited to a designated bank       transfer.
            account.
                                                ESS must have your bank account
                                                information on file.
                                                *The minimum wire transfer
                                                amount is $1000.

            TO RECEIVE PROCEEDS                 ESS must have your bank
            ELECTRONICALLY BY ACH:              information on file.
            Call ESS toll-free at               Proceeds may take 2--3 days to
            1-866-2ECLIPSE                      reach your bank account. There
            (1-866-232-5477) between 8 am       is no fee from ESS for this
            and 6 pm eastern time any day       transaction.
            banks and the Exchange are open.

BY MAIL:    Address your order to:              Write a letter of instruction
            Eclipse Funds                       that includes:
            P.O. Box 8407                       * your name(s) and signature(s);
            Boston, MA 02266-8407               * your account number;
                                                * Fund name and Class of shares;
                                                and
                                                * dollar or share amount you
                                                want to sell.

            Send overnight orders to:           Obtain a MEDALLION SIGNATURE
            Eclipse Funds                       GUARANTEE or other
            c/o Boston Financial Data           documentation, as required.
            Services
            66 Brooks Drive                     There is a $15 fee for checks
            Braintree, MA 02184                 mailed to you overnight.

REDEMPTIONS-IN-KIND

         Eclipse reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

SHAREHOLDER SERVICES

Automatic Services

         Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. Contact your Investment Dealer for instructions as to how you can set up these services with your application, or you may call ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) for a form.

Systematic Investing

         Eclipse offers three automatic investment plans:

1. AutoInvest

If you authorize this function, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend Reinvestment

Automatically reinvest dividends and distributions from one Eclipse Fund into the same Fund or the same Class of any other Eclipse Fund.

3. Payroll Deductions

         If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan

         Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

         The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

____________
CONVENIENT, YES ...
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that Eclipse Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the Eclipse Audio Response System, you bear the risk of any loss from your errors unless the Funds or ESS fail to use established safeguards for your protection. These safeguards are among those currently in place at Eclipse Funds:

- all phone calls with service representatives are tape recorded, and

- written confirmation of every transaction is sent to your address of record.

         ESS and Eclipse reserve the right to shut down the Eclipse Audio Response System or the system might shut itself down, due to technical problems.

__________
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Exchanging Shares Among Eclipse Funds

         You exchange shares when you sell all or a portion of shares in one Fund and use the proceeds to purchase shares in another Eclipse Fund. An exchange of shares of an Eclipse Fund for shares of another Eclipse Fund will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

         You may make exchanges from one Eclipse Fund to another Eclipse Fund in the same class by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one Eclipse Fund to the same class of another Eclipse Fund.

         Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. You may request an exchange by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477).

         The exchange privilege is not intended as a vehicle for short-term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Funds and to reduce administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Eclipse automated system, or on certain accounts, such as retirement plans and broker omnibus accounts, where no participant is listed, or for which tracking data is not available. ESS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in a Fund's judgment, is likely to, or actually engages in, excessive trading.

         Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. You may not exchange shares between share classes.

Investing for Retirement

         Except for the Eclipse Tax Free Bond Fund, you can purchase shares of any of the Eclipse Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Eclipse Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

         Custodial services are available for IRA, Roth IRA, SEP, SARSEP, and Coverdell Education Savings Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

_________
ESS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

- ESS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your (investment) check or ACH purchase does not clear, your order will be canceled and you will be responsible for any losses of fees Eclipse Funds incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

-    A Fund may, in its discretion, reject any order for the purchase of shares.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after ESS receives your request in good order. ESS will make the payment, within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as ESS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied.

ESS requires a written order to sell shares if:

-    an account has submitted a change of address during the previous 30 days.

ESS may require a written order to sell shares and a Medallion signature guarantee if:

-    ESS does not have required bank information on file;

-    the proceeds from the sale exceed $100,000;

- the proceeds of the sale are to be sent to an address other than the address of record; or

-    the proceeds are to be payable to someone other than the account holder.

In the interests of all shareholders, Eclipse Funds reserves the right to:

- change or discontinue their exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

- change or discontinue the systematic withdrawal plan on notice to shareholders;

- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances of less than $1000. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available; and/or

-    change their minimum investment amounts.

REDEMPTION FEE

         Certain Funds may impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares in amounts of $50,000 or more made within 60 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Funds. The redemption fee may not apply to redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact your Investment Dealer or ESS at 1-866-2ECLIPSE (1-866-232-5477) if you have questions as to whether the redemption fee applies to some or all of your shares.

Additional Information

         You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or ESS immediately. If you or your Investment Dealer fails to notify ESS within one year of the transaction, you may be required to bear the costs of correction.

         The policies and fees described in this Prospectus govern transactions with Eclipse Funds. When you invest through an Investment Dealer, there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or Investment Dealer if in doubt.

MEDALLION SIGNATURE GUARANTEES

         A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and ESS from fraud, Medallion signature guarantees are required to enable ESS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for a redemption of more than $100,000 from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected for that reason.

         Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-866-2ECLIPSE (1-866-232-5477) for further details.

DETERMINING THE FUNDS' SHARE PRICES (NAV) AND THE
VALUATION OF SECURITIES

         The Funds generally calculate the share price of each Fund (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm eastern time). The value of the Funds' investments is based on current market prices. If current market values are not available, investments will be valued by another method that the Boards believe accurately reflects fair value. Changes in the value of the Funds' securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or the Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made. Certain Funds invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV of those Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.

FUND EARNINGS

Dividends and Interest

         Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

Capital Gains

         The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Dividends

         The Funds declare and distribute any dividends at least once a year. The Bond Fund and the Core Bond Plus Fund declare and pay dividends monthly.

When the Funds Pay Capital Gains

         At each fiscal year-end, each Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

         If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in the same class of shares of the Fund.

How to Take Your Earnings

         You may receive your portion of Eclipse Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your Investment Dealer or the Funds directly. The seven choices are:

1.   Reinvest dividends and capital gains in:

     -    the same Fund or

     -    another Eclipse Fund of your choice.

2.   Take the dividends in cash and reinvest the capital gains in the same Fund.

3.   Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5.   Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another Eclipse Fund and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another Eclipse Fund and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

Buy After the Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Seek Professional Assistance

         Your Investment Dealer can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

         Any dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed income securities (particularly earnings generated by a Fixed Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower tax rates on dividends.

         ESS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

Exchanges.

         An exchange of shares of one Eclipse Fund for shares of another will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

                     ADDITIONAL INFORMATION ABOUT BOND FUND

INVESTMENT ADVISOR

         New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Manager to the Bond Fund. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

         The Manager has delegated its portfolio management responsibilities for the Bond Fund, to its affiliate MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), 9 West 57th Street, New York, NY 10019.

PORTFOLIO MANAGERS

         The portfolio managers of the Bond Fund are Gary Goodenough and Christopher Harms.

GARY GOODENOUGH Mr. Goodenough became a manager of the Bond Fund in July, 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of Fixed Income in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS Mr. Harms has managed the Bond Fund since April, 1999. Mr. Harms is a Managing Director of MacKay Shields. He joined MacKay Shields in 1991.

PERFORMANCE OF THE BOND FUND

[BOND FUND BAR CHART]

93     9.74
94    -3.31
95    17.88
96      2.8
97     8.57
98     7.93
99    -2.47
00    10.93
01     7.94
02     6.71

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993--2002)

------------
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2003, was 3.93%

PAST PERFORMANCE

         The bar chart and table indicate some of the risks of investing in the Bond Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993--2002)

                                 RETURN       QUARTER/YEAR
Highest return/best quarter        6.00%         2Q/95
Lowest return/worst quarter       -2.71%         1Q/94

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)

                                                            1 YEAR    5 YEARS   10 YEARS
Bond Fund
Return Before Taxes
  Service Class                                              6.44%     5.87%      6.25%
  No-Load Class                                              6.71%     6.10%      6.50%
Return After Taxes on Distributions(1)
  No-Load Class                                              4.73%     3.81%      3.48%
Return After Taxes on Distributions and Sale of Fund
  Shares(1)
  No-Load Class                                              4.06%     3.74%      3.63%
Lehman Brothers(R) Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses, or taxes)      10.25%     7.55%      7.51%

(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.

(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly in an index.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

         The fiscal year end of the Core Bond Plus Fund and the Bond Fund is October 31.

         The financial highlights of the Bond Fund No-Load Class and Service Class shares that are contained in Exhibit B, except for the semi-annual period ended April 30, 2003, have been audited by PricewaterhouseCoopers LLP. Effective August 27, 2003, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent public accountant for the Fund.

         The financial highlights of the Core Bond Plus Fund are contained in that Fund's prospectus dated March 1, 2003, and have been audited by PricewaterhouseCoopers LLP. That prospectus, including the financial highlights, are incorporated by reference into this Proxy Statement/Prospectus. Effective August 27, 2003, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent public accountant for the Fund.

         Information about the historical performance of the Bond Fund is contained in Exhibit C.

FORM OF ORGANIZATION

         The Core Bond Plus Fund is a diversified series of Eclipse Funds Inc., an open-end management investment company organized as a Maryland Corporation. The Bond Fund is also a diversified series of Eclipse Funds Inc. Eclipse Funds Inc. is governed by a Board of Directors consisting of 5 members. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

         NYLIFE Distributors Inc. (the "Distributor"), whose address is NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

         The Bond Fund and the Core Bond Plus Fund declare and pay dividends monthly. Each Fund distributes capital gains annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

         If the Reorganization Plan is approved by shareholders of the Core Bond Plus Fund, then as soon as practicable before the Closing, the Core Bond Plus Fund will pay its shareholders a distribution of all undistributed 2003 net investment income and undistributed realized net capital gains.

CAPITALIZATION

The following table shows the capitalization of the Core Bond Plus Fund and the Bond Fund as of August 29, 2003, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.


                                                                     AS OF AUGUST 29, 2003
                                          ---------------------------------------------------------------------
                                          CORE BOND PLUS                                       PRO FORMA AFTER
       NO-LOAD CLASS SHARES                     FUND                  BOND FUND                REORGANIZATION
       --------------------               --------------              ---------                --------------
Net Assets.........................       $ 44,803,700               $ 128,019,180              $ 172,822,880
Net asset value per share..........       $      10.22               $        9.70              $        9.70
Shares outstanding.................          4,385,048                  13,201,704                 17,820,642

                                 OTHER BUSINESS

         The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               GENERAL INFORMATION

         This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Core Bond Plus Fund on or about November 3, 2003. Only shareholders of record as of the close of business on the Record Date, October 6, 2003, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of Eclipse Funds Inc. at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

SOLICITATION OF VOTES

         Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by personnel of Eclipse Funds Inc., New York Life Investment Management LLC and/or their affiliates.

QUORUM

         The holders of a majority of the shares entitled to vote of the Core Bond Plus Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Special Meeting.

VOTE REQUIRED

         Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Core Bond Plus Fund, present in person or by proxy at the Special Meeting. Shareholders of the Core Bond Plus Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against the proposed Reorganization , for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

ADJOURNMENTS

         In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

FUTURE SHAREHOLDER PROPOSALS

         You may request inclusion in the Eclipse Funds Inc. proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. Eclipse Funds Inc. is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Eclipse Fund Inc.'s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

RECORD DATE AND OUTSTANDING SHARES

         Only shareholders of record of the Core Bond Plus Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were ___________ shares of the Core Bond Plus Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Unless otherwise noted below, as of the Record Date, the current officers and directors/trustees of the Funds in the aggregate beneficially owned less than 1% of the No-Load Class shares of the Core Bond Plus Fund and the No-Load Class and Service Class shares of the Bond Fund, respectively. [CONFIRM]

         As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Core Bond Plus Fund and the Bond Fund, respectively:

---------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF OWNER              FUND/CLASS             NUMBER OF SHARES             PERCENTAGE OWNERSHIP
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

         The votes of the shareholders of the Bond Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

INFORMATION ABOUT THE FUNDS

         Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

                                    EXHIBIT A

                               ECLIPSE FUNDS INC.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this ____ day of September, 2003 by and between Eclipse Funds Inc., a Maryland corporation ("Company"), with its principal place of business at 51 Madison Avenue, New York, New York 10010, on behalf of the Eclipse Core Bond Plus Fund, a separate series of the Company ("Acquired Fund"), and the Company, on behalf of the Eclipse Bond Fund, a separate series of the Company ("Acquiring Fund").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for No-Load Class shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund Service Class shares are not participating in the Reorganization as the Acquired Fund does not have any outstanding Service Class shares.

         WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1. Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional No-Load Class Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class (No-Load Class), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date"). The Acquiring Fund Service Class shares are not participating in the Reorganization as the Acquired Fund does not have any outstanding Service Class shares.

         1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

         1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to the class of shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of No-Load Class Acquiring Fund Shares to be so credited to No-Load Class Acquired Fund Shareholders shall be equal to the aggregate net asset value of the shares of common stock of the Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in No-Load Class shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the No-Load Class Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

         1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Directors.

         2.2. The net asset value of a No-Load Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Directors.

         2.3. The number of the No-Load Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the No-Load Class of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4. All computations of value shall be made by New York Life Investment Management LLC, in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund's record keeping agent and by each Fund's independent accountants.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing Date shall be [DECEMBER 12, 2003] or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

         3.2. The Company shall direct The Bank of New York, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

         3.3. The Company shall direct Eclipse Shareholder Services, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding No-Load Class shares owned by each such shareholder immediately prior to the Closing.

         3.4. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.5. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, on behalf of the Acquired Fund, the Company represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

                  (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted and;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its respective registration with the Commission as an investment company under the 1940 Act, and the registration of No-Load Class Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

                  (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

                  (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (j) Since October 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph
         (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

                  (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

                  (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date
         (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph
         (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

         4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Acquired Fund, as follows:

                  (a) The Acquiring Fund is duly organized as a series of the Company, which is a Maryland corporation duly organized, validly existing, and in good standing under the laws of the state of Maryland with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the No-Load Class Acquiring Fund Shares under the 1933 Act, is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                  (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of

         Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Company, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

                  (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (i) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

                  (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

                  (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The No-Load Class Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

                  (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2. The Company, will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the No-Load Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

         5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

         5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the No-Load Class Acquiring Fund Shares received at the Closing.

         5.8. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.9. The Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

         5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2. The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

         6.3. The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

         6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional No-Load Class Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

         7.3. The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of the Acquiring Fund, shall reasonably request;

         7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

         7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional No-Load Class Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company, on behalf of either the Acquired Fund or the Acquiring Fund, may not waive the conditions set forth in this paragraph 8.1;

         8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5. The parties shall have received the opinion of counsel to the Company, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company, on behalf of either the Acquired Fund or the Acquiring Fund, may not waive the condition set forth in this paragraph 8.5.

9.       INDEMNIFICATION

         9.1. The Company, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2. The Company, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      BROKERAGE FEES AND EXPENSES

         10.1. The Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2. The expenses relating to the proposed Reorganization will be borne solely by New York Life Investment Management LLC and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and costs incurred in connection with the Reorganization.
The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. The Company agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of the Company, on behalf of either the Acquired Fund or the Acquiring Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company, on behalf of either the Acquired Fund or the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of No-Load Class Acquiring Fund Shares to be issued to the No-Load Class Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Company, 169 Lackawanna Avenue, Parsippany, N.J. 07054, Attn: John K. Forst, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Paul Schott Stevens.

15.      HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

         15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ECLIPSE FUNDS INC., ON BEHALF OF             ECLIPSE FUNDS INC., ON BEHALF OF
ITS SERIES                                   ITS SERIES

ECLIPSE BOND FUND                            ECLIPSE CORE BOND PLUS
                                             FUND
BY: _______________________
                                             BY: _______________________
TITLE: ____________________
                                             TITLE: ____________________

                                    EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                       --------------------------------------------------------------------------------------
                                       SIX MONTHS                                          JANUARY 1          YEAR ENDED
                                          ENDED            YEAR ENDED OCTOBER 31            THROUGH           DECEMBER 31
                                        APRIL 30,    ----------------------------------   OCTOBER 31,     -------------------
                                         2003**        2002       2001           2000        1999*          1998       1997
                                       -----------   --------   --------       --------   -----------     --------   --------
Net asset value at beginning of
 period..............................   $   9.66     $  10.32   $   9.75       $   9.75    $   9.91       $   9.71   $   9.51
                                        --------     --------   --------       --------    --------       --------   --------
Net investment income................       0.19         0.45(c)     0.55(c)(d)     0.57       0.47           0.57       0.61
Net realized and unrealized gain
 (loss) on investments...............       0.31        (0.30)      0.76(d)       (0.01)      (0.63)          0.20       0.20
                                        --------     --------   --------       --------    --------       --------   --------
Total from investment operations.....       0.50         0.15       1.31           0.56       (0.16)          0.77       0.81
                                        --------     --------   --------       --------    --------       --------   --------
Less dividends:
From net investment income...........      (0.20)       (0.81)     (0.74)         (0.56)      (0.00)(b)      (0.57)     (0.61)
                                        --------     --------   --------       --------    --------       --------   --------
Net asset value at end of period.....   $   9.96     $   9.66   $  10.32       $   9.75    $   9.75       $   9.91   $   9.71
                                        ========     ========   ========       ========    ========       ========   ========
Total investment return..............       5.22%(a)     1.73%     14.06%          6.21%      (1.61%)(a)      7.93%      8.57%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............       3.98%+       4.62%      5.53%(d)       6.05%       5.55%+         5.57%      6.21%
 Net expenses........................       0.75%+       0.75%      0.75%          0.75%       0.75%+         0.75%      0.75%
 Expenses (before reimbursement).....       0.92%+       0.91%      0.88%          0.83%       0.85%+         0.86%      0.85%
Portfolio turnover rate..............         66%         159%       257%           361%        245%           335%       338%
Net assets at end of period (in
 000's)..............................   $129,500     $130,813   $116,344       $193,466    $174,521       $182,402   $183,846

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.21%)      (0.21%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                        SERVICE CLASS
    -------------------------------------------------------------------------------------
    SIX MONTHS                                          JANUARY 1         YEAR ENDED
      ENDED             YEAR ENDED OCTOBER 31            THROUGH          DECEMBER 31
    APRIL 30,    -----------------------------------   OCTOBER 31,    -------------------
      2003**       2002        2001           2000        1999*         1998       1997
    ----------   --------    --------       --------   -----------    --------   --------
     $   9.64    $  10.28    $   9.70       $   9.69    $   9.88      $   9.68   $   9.49
     --------    --------    --------       --------    --------      --------   --------
         0.18        0.42(c)     0.53(c)(d)     0.55        0.47          0.54       0.59
         0.31       (0.28)       0.76(d)       (0.01)      (0.66)         0.20       0.19
     --------    --------    --------       --------    --------      --------   --------
         0.49        0.14        1.29           0.54       (0.19)         0.74       0.78
     --------    --------    --------       --------    --------      --------   --------
        (0.19)      (0.78)      (0.71)         (0.53)      (0.00)(b)     (0.54)     (0.59)
     --------    --------    --------       --------    --------      --------   --------
     $   9.94    $   9.64    $  10.28       $   9.70    $   9.69      $   9.88   $   9.68
     ========    ========    ========       ========    ========      ========   ========
         5.09%(a)     1.57%     13.87%          5.96%      (1.92%)(a)     7.73%      8.21%
         3.73%+      4.37%       5.28%(d)       5.80%       5.30%+        5.32%      5.96%
         1.00%+      1.00%       1.00%          1.00%       1.00%+        1.00%      1.00%
         1.17%+      1.16%       1.13%          1.08%       1.10%+        1.11%      1.10%
           66%        159%        257%           361%        245%          335%       338%
     $  6,314    $  5,879    $  4,981       $  3,181    $  3,742      $  4,290   $  1,531

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    EXHIBIT C

         The following are excerpts from the Annual Report of the Eclipse Bond Fund for the fiscal period ended October 31, 2002 with updated performance numbers through April 30, 2003.

Eclipse Bond Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, several factors affected bond market performance. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2001 and by another 25 basis points in December. This brought the targeted federal funds rate to an unusually low 1.75%, where it remained for the first 10 months of 2002.

Unfortunately, the economic recovery that investors initially anticipated never developed, despite several positive economic indicators. Gross domestic product continued to advance, slowing slightly in the second calendar quarter of 2002, but regaining momentum in the third quarter. Consumer spending remained strong, largely as a result of lower interest rates, which prompted widespread mortgage refinancing. Access to low-cost financing also stimulated the housing market. Even so, a series of corporate accounting scandals, layoffs, and earnings disappointments left stock investors running for cover. While that increased demand for high-quality bonds, credit concerns had a negative impact on corporate debt in general.

As the reporting period progressed, deficit spending became an increasing concern for investors. This was particularly true when geopolitical tensions raised the specter of a possible war with Iraq. Investors were also concerned about the slowing pace of corporate investment, which did not bode well for the economy. The reporting period ended just prior to midterm elections that would determine the power base in Congress. Amid the uncertainty, Treasury securities showed weak performance in October 2002, ending an impressive rally over the previous six months.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Bond Fund returned 1.73% for No-Load Class shares and 1.57% for Service Class shares. Both share classes underperformed the 3.71% return of the average Lipper(1) intermediate investment grade debt fund over the same period. Both share classes also underperformed the 5.89% return of the Lehman Brothers Aggregate Bond Index(2) for the 12 months ended October 31, 2002.

The Fund's underperformance was largely a result of an overweighted position in corporate bonds when concern over credit quality caused the corporate sector as a whole to underperform. Poor industry selection among corporate bonds also detracted from the Fund's performance.

STRATEGIC POSITIONING

The Fund entered November 2001 slightly overweighted in investment-grade corporate bonds. As the Federal Reserve continued to ease interest rates in November and December, we increased the Fund's corporate exposure, anticipating that spreads would narrow as the economic outlook improved. Unfortunately, the Fund's decision to focus on telecommunications and electric-utility bonds backfired due to unanticipated corporate accounting scandals. First the Enron debacle hurt electric utilities, then WorldCom and Qwest faced major problems. These difficulties were not limited to the companies, but had a negative impact on their entire industries and detracted from the Fund's performance over the 12-month reporting period.

Over the course of the Fund's fiscal year, we became convinced that uncertainty in the stock market, the economy, and the geopolitical outlook would continue to have a negative impact on corporate bonds. As a result, we reduced the Fund's corporate debt exposure, which had a positive impact on performance, particularly during the third calendar quarter of 2002. Some of the holdings the Fund retained, however, continued to provide weak results. AOL Time Warner,

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government
    Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

for example, is a benchmark name that became a trading vehicle for opportunistic account managers seeking to turn quick profits. This trading activity tended to weaken the market for these bonds, despite the company's otherwise solid fundamentals.

The Fund benefited from its decision to underweight agency securities, based on congressional concerns over risks at Fannie Mae and Freddie Mac. The Fund also benefited from Treasury Inflation-Protected Securities (TIPS), which are bonds with an unconventional structure. These securities performed well, even during a period of relatively subdued inflation.

In October 2002, we noticed that spreads over Treasuries on overbought sectors were widening and spreads on oversold sectors were beginning to narrow. Since the Fund was underweighted in the former sectors and overweighted in the latter, the Fund benefited from this reversal of fortunes. The failure of electric-utility bonds to follow this general trend, however, kept utility spreads at wide levels and hurt the Fund's overall performance.

The Fund remains modestly overweighted in residential mortgage-backed securities, asset-backed securities, and moderate- to lower-quality corporate bonds. We believe that market conditions are currently favorable for this portfolio positioning. We also believe that when business conditions begin to improve, inflationary pressure may increase, causing Treasury
Inflation-Protected Securities to show strong performance.

LOOKING AHEAD

In early November, the Republicans strengthened their political control and the Federal Reserve lowered the targeted federal funds rate by an additional 50 basis points. We believe these factors may continue to move investors away from "safe-haven" sectors and toward the kinds of higher-risk issues in which the Fund is currently invested. Although the budget deficit could increase with additional spending for defense and homeland security, we believe that Congress is likely to exercise restraint in budget-related matters. Since the 30-year Treasury bond is no longer being auctioned, demand for longer-maturity bonds is increasing, which may help to counterbalance any negative influence that may result from budget concerns.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, low risk to principal, and investment in debt securities.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

$10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
INDEX


                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                     ECLIPSE BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
4/30/93                                                                   10000.00                           10000.00
93                                                                        10135.00                           10085.00
94                                                                        11946.00                           10823.00
95                                                                        12281.00                           11758.00
96                                                                        13333.00                           12591.00
97                                                                        14390.00                           13965.00
98                                                                        14034.00                           14841.00
99                                                                        15567.00                           15028.00
00                                                                        16803.00                           16890.00
01                                                                        17930.00                           18213.00
4/30/03                                                                   18356.00                           20119.00

Source: Lipper Inc., 10/31/02
 THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/93.

$10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                     ECLIPSE BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
4/30/93                                                                   10000.00                           10000.00
93                                                                        10094.00                           10085.00
94                                                                        11866.00                           10823.00
95                                                                        12177.00                           11758.00
96                                                                        13176.00                           12591.00
97                                                                        14195.00                           13965.00
98                                                                        13810.00                           14841.00
99                                                                        15272.00                           15028.00
00                                                                        16468.00                           16890.00
01                                                                        17529.00                           18213.00
4/30/03                                                                   17931.00                           20119.00

                                                         TOTAL RETURNS(1)     AVERAGE ANNUAL TOTAL RETURNS(1)
                     PERFORMANCE                       AS OF APRIL 30, 2003         AS OF APRIL 30, 2003
--------------------------------------------------------------------------------------------------------------
                                                         SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund No-Load Class                                5.22%            9.60%       6.23%       6.26%
Eclipse Bond Fund Service Class(2)                             5.09             9.45        5.99        6.01
Average Lipper intermediate investment grade debt
 fund(3)                                                       4.82             9.26        6.49        6.46
Lehman Brothers Aggregate Bond Index(4)                        4.31            10.47        7.58        7.24

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1993                                                                              9.74
1994                                                                             -3.31
Year ended December 31 1995                                                      17.88
1996                                                                               2.8
1997                                                                              8.57
1998                                                                              7.93
10 months ended October 31 1999                                                  -1.61
Year ended October 31 2000                                                        6.21
Year ended October 31 2001                                                       14.06
Year ended October 31 2002                                                        1.73
Six months ended April 30 2003                                                    5.22

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1 Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2 Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4 The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                     PART B

                               ECLIPSE FUNDS INC.

                                    BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 31, 2003

Acquisition of the Assets and Liabilities of    By and in Exchange for Shares of
Eclipse Core Bond Plus Fund                     Eclipse Bond Fund
("Core Bond Plus Fund")                         ("Bond")
(a series of Eclipse Funds Inc.)                (a series of Eclipse Funds Inc.)
51 Madison Avenue                               51 Madison Avenue
New York, New York 10010                        New York, New York 10010

         This Statement of Additional Information is available to the shareholders of the Core Bond Plus Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Core Bond Plus Fund will be transferred to the Bond Fund in exchange for shares of the Bond Fund.

         This Statement of Additional Information of the Bond Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

         1. The Statement of Additional Information for the Core Bond Plus Fund and the Bond Fund dated March 1, 2003; and

         2. The Financial Statements of the Core Bond Plus Fund and the Bond Fund as included in each Fund's Annual Report filed for the year ended October 31, 2002.

         3. The Financial Statements of the Core Bond Plus Fund and the Bond Fund as included in each Fund's Semi-Annual Report filed for the year ended April 30, 2003.

         This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated October 31, 2003 relating to the reorganization of the Core Bond Plus Fund may be obtained, without charge, by contacting NYLIFE Distributors, Inc., Attn: Eclipse Marketing Department, NYLIM Center, 169 Lackawanna Avenue, Parsippany, N.J. 07054, or call toll-free 1-866-ECLIPSE/1-866-232-5477. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are the financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the reorganization is consummated, as of April 30, 2003. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

                                                PORTFOLIO OF INVESTMENTS
                                                April 30, 2003 (Unaudited)


                                                LONG-TERM BONDS (96.4%) +
                                                ASSET-BACKED SECURITIES (4.5%)

             CORE BOND
   BOND         PLUS           PRO FORMA                                                                    CORE BOND
 PRINCIPAL   PRINCIPAL         PRINCIPAL                                                         BOND         PLUS       PRO FORMA
  AMOUNT       AMOUNT           AMOUNT                                                           VALUE        VALUE        VALUE
----------   ----------       ----------                                                       ----------   ----------   ----------
                                                AIRPLANE LEASES (0.0%)(b)
                                                Northwest Airlines, Inc.
                                                   Pass-Through Certificates
                                                   Series 2001-1 Class C
$      --   $    31,542       $   31,542           7.626%, due 4/1/10                          $       --   $   20,679   $   20,679
                                                                                               ----------   ----------   ----------

                                                AUTO LEASES (1.6%)
                                                BMW Vehicle Owner Trust
                                                   Class 2003-A Series A3
  670,000       155,000          825,000           1.94%, due 2/25/07                            672,834       155,656      828,490
                                                DaimlerChrysler Auto Trust
                                                   Series 2001-D Class A3
1,625,000       300,000        1,925,000           3.15%, due 11/6/05                           1,644,705      303,638    1,948,343
                                                                                               ----------   ----------   ----------
                                                                                                2,317,539      459,294    2,776,833
                                                                                               ----------   ----------   ----------

                                                CONSUMER LOANS (0.4%)
                                                Atlantic City Electric Transition Funding LLC
                                                   Series 2002-1 Class A4
  550,000       125,000          675,000           5.55%, due 10/20/23                            564,911      128,389      693,300
                                                                                               ----------   ----------   ----------

                                                CREDIT CARD RECEIVABLES (0.3%)
                                                Sears Credit Account Master Trust
                                                   Series 1999-3 Class A
  370,000        90,000          460,000           6.45%, due 11/15/05                            396,743       96,505      493,248
                                                                                               ----------   ----------   ----------

                                                DIVERSIFIED FINANCIALS (1.1%)
                                                Consumers Funding LLC
                                                   Series 2001-1 Class A6
1,175,000       235,000        1,410,000           5.76%, due 10/20/16                          1,269,362      253,872    1,523,234
                                                Vanderbilt Mortgage Finance
                                                  Series 1999-B Class 1A4
  350,000       100,000          450,000          6.545%, due 4/7/18                              369,132      105,466      474,598
                                                                                               ----------   ----------   ----------
                                                                                                1,638,494      359,338    1,997,832
                                                                                               ----------   ----------   ----------

                                                ELECTRIC UTILITIES (0.0%)(b)
                                                AES Eastern Energy, L.P.
                                                  Pass-Through Certificates
                                                  Series 1999-A
       --        15,000           15,000          9.00%, due 1/2/17                                    --       15,356       15,356
                                                  Series 1999-B
       --        55,000           55,000          9.67%, due 1/2/29                                    --       55,158       55,158
                                                                                               ----------   ----------   ----------
                                                                                                       --       70,514       70,514
                                                                                               ----------   ----------   ----------

                                                FINANCIAL SERVICES (0.3%)
                                                Capital One Master Trust
                                                  Series 2001-5 Class A
  370,000        90,000          460,000          5.30%, due 6/15/09                              395,815       96,279      492,094
                                                                                               ----------   ----------   ----------

                                               MULTI-UTILITIES & UNREGULATED POWER (0.8%)
                                               Public Service of New Hampshire Funding LLC
                                                  Series 2002-1 Class A
1,158,583       207,373         1,365,956         4.58%, due 2/1/08                             1,217,706      217,955    1,435,661
                                               Tiverton/Rumford Power Associates Ltd., L.P.
                                                  Pass-Through Certificates
       --        60,000            60,000         9.00%, due 7/15/18(c)                                --       47,700       47,700
                                                                                               ----------   ----------   ----------
                                                                                                1,217,706      265,655    1,483,361
                                                                                               ----------   ----------   ----------
                                               Total Asset-Backed Securities
                                                  (Cost $6,268,970, $1,467,413, $7,736,383)     6,531,208    1,496,653    8,027,861
                                                                                               ----------   ----------   ----------
                                               CONVERTIBLE BONDS (0.2%)

                                               COMMUNICATIONS EQUIPMENT (0.1%)
                                               Brocade Communications Systems, Inc.
       --        40,000            40,000         2.00%, due 1/1/07                                    --      32,200        32,200
                                               CIENA Corp.
       --        35,000            35,000         3.75%, due 2/1/08                                    --      27,956        27,956


                                               ----------
                                               + Percentages indicated are based on Fund net assets.

                                              CONVERTIBLE BONDS (CONTINUED)
                 CORE BOND
     BOND           PLUS        PRO FORMA                                                                 CORE BOND
   PRINCIPAL     PRINCIPAL      PRINCIPAL                                                      BOND          PLUS       PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                        VALUE         VALUE        VALUE
-------------  -------------  -------------                                                 ------------  ------------ ------------
                                              COMMUNICATIONS EQUIPMENT (CONTINUED)
                                              Juniper Networks, Inc.
$          --  $      50,000  $      50,000     4.75%, due 3/15/07                          $         --  $     45,500 $     45,500
                                              Nortel Networks Corp.
           --         85,000         85,000     4.25%, due 9/1/08                                     --        71,294       71,294
                                                                                            ------------  ------------ ------------
                                                                                                      --       176,950      176,950
                                                                                            ------------  ------------ ------------

                                              MEDIA (0.0%)(b)
                                              Cox Communications, Inc.
           --         65,000         65,000     0.4259%, due 4/19/20                                  --        32,175       32,175
                                                                                            ------------  ------------ ------------

                                              PHARMACEUTICALS (0.0%)(b)
                                              ICN Pharmaceuticals, Inc.
           --         70,000         70,000     6.50%, due 7/15/08                                    --        59,412       59,412
                                                                                            ------------  ------------ ------------

                                              SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
                                              LSI Logic Corp.
           --        105,000        105,000     4.00%, due 11/1/06                                    --        92,531       92,531
                                                                                            ------------  ------------ ------------

                                              Total Convertible Bonds
                                                (Cost $324,459)                                       --       361,068      361,068
                                                                                            ------------  ------------ ------------

                                              CORPORATE BONDS (27.0%)

                                              AEROSPACE & DEFENSE (0.1%)
                                              BE Aerospace, Inc., Series B
           --         10,000         10,000     8.00%, due 3/1/08                                     --         7,000        7,000
           --         30,000         30,000     8.875%, due 5/1/11                                    --        20,850       20,850
                                              K&F Industries, Inc.
                                                Series B
           --         45,000         45,000     9.625%, due 12/15/10                                  --        48,600       48,600
                                              Sequa Corp.
                                                Series B
           --         40,000         40,000     8.875%, due 4/1/08                                    --        41,800       41,800
           --         25,000         25,000     9.00%, due 8/1/09                                     --        25,812       25,812
                                                                                            ------------  ------------ ------------
                                                                                                      --       144,062      144,062
                                                                                            ------------  ------------ ------------

                                              AIRLINES (0.1%)
                                              Delta Air Lines, Inc.
                                                Series C
           --         70,000         70,000     6.65%, due 3/15/04                                    --        64,400       64,400
           --         70,000         70,000     8.30%, due 12/15/29                                   --        42,000       42,000
                                              Northwest Airlines, Inc.
           --          5,000          5,000     8.375%, due 3/15/04                                   --         4,100        4,100
           --         35,000         35,000     8.52%, due 4/7/04                                     --        28,700       28,700
           --         35,000         35,000     9.875%, due 3/15/07                                   --        20,650       20,650
                                                                                            ------------  ------------ ------------
                                                                                                      --       159,850      159,850
                                                                                            ------------  ------------ ------------

                                              AUTO COMPONENTS (0.1%)
                                              Dana Corp.
           --         40,000         40,000     7.00%, due 3/1/29                                     --        33,800       33,800
                                              Mark IV Industries, Inc.
           --         70,000         70,000     7.50%, due 9/1/07                                     --        58,100       58,100
                                                                                            ------------  ------------ ------------
                                                                                                      --        91,900       91,900
                                                                                            ------------  ------------ ------------

                                              AUTOMOBILES (0.2%)
                                              Ford Motor Co.
      250,000         55,000        305,000     7.45%, due 7/16/31                               222,508        48,952      271,460
                                                                                            ------------  ------------ ------------

                                              BANKS (3.0%)
                                              Bank of America Corp.
    1,355,000        320,000      1,675,000     5.125%, due 11/15/14                           1,399,352       330,474    1,729,826
                                              BankBoston N.A.
      385,000        135,000        520,000     7.00%, due 9/15/07                               441,912       154,956      596,868
                                              First Tennessee Bank
      925,000        250,000      1,175,000     4.625%, due 5/15/13                              928,302       250,892    1,179,194
                                              FleetBoston Financial Corp.
      340,000        160,000        500,000     3.85%, due 2/15/08                               345,692       162,679      508,371
                                              PNC Funding Corp.
           --        125,000        125,000     6.875%, due 7/15/07                                   --       140,213      140,213
                                              Synovus Financial Corp.
      415,000        100,000        515,000     4.875%, due 2/15/13(c)                           418,281       100,791      519,072

                                              CORPORATE BONDS (CONTINUED)

                 CORE BOND
     BOND           PLUS        PRO FORMA                                                                  CORE BOND
   PRINCIPAL     PRINCIPAL      PRINCIPAL                                                      BOND          PLUS       PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                        VALUE         VALUE        VALUE
-------------  -------------  -------------                                                 ------------  ------------ ------------

                                              BANKS (CONTINUED)
                                              Wells Fargo Co.
$     525,000  $     110,000  $     635,000     5.00%, due 11/15/14                         $    542,365  $    113,638 $    656,003
                                                                                            ------------  ------------ ------------
                                                                                               4,075,904     1,253,643    5,329,547
                                                                                            ------------  ------------ ------------
                                              BUILDING PRODUCTS (0.8%)
                                              Masco Corp.
      550,000        335,000        885,000     6.50%, due 8/15/32                               583,699       355,526      939,225
      355,000             --        355,000     6.75%, due 3/15/06                               394,291            --      394,291
                                                                                            ------------  ------------ ------------
                                                                                                 977,990       355,526    1,333,516
                                                                                            ------------  ------------ ------------

                                              CHEMICALS (0.2%)
                                              Equistar Chemicals, L.P.
           --         40,000         40,000     7.55%, due 2/15/26                                    --        32,000       32,000
           --         10,000         10,000     10.125%, due 9/1/08                                   --        10,500       10,500
           --         85,000         85,000     10.625%, due 5/1/11 (c)                               --        89,887       89,887
                                              FMC Corp.
           --         30,000         30,000     10.25%, due 11/1/09                                   --        33,750       33,750
                                              Lyondell Chemical Co.
           --         35,000         35,000     9.50%, due 12/15/08                                   --        35,700       35,700
                                              Millennium America, Inc.
           --         30,000         30,000     7.625%, due 11/15/26                                  --        28,050       28,050
                                              Sovereign Specialty Chemicals, Inc.
           --         20,000         20,000     11.875%, due 3/15/10                                  --        19,600       19,600
                                              Terra Capital, Inc.
           --         55,000         55,000     12.875%, due 10/15/08                                 --        61,600       61,600
                                                                                            ------------  ------------ ------------
                                                                                                      --       311,087      311,087
                                                                                            ------------  ------------ ------------

                                              COMMERCIAL SERVICES & SUPPLIES (0.7%)
                                              Alderwoods Group, Inc.
           --         42,800         42,800     11.00%, due 1/2/07                                   --         43,228       43,228
           --         25,000         25,000     12.25%, due 1/2/09                                   --         25,750       25,750
                                              American Color Graphics, Inc.
           --         40,000         40,000     12.75%, due 8/1/05                                   --         40,050       40,050
                                              Moore North America Finance, Inc.
           --         35,000         35,000     7.875%, due 1/15/11 (c)                              --         37,275       37,275
                                              Protection One Alarm Monitoring, Inc.
           --         40,000         40,000     7.375%, due 8/15/05                                  --         33,000       33,000
                                              Waste Management, Inc.
      720,000        215,000        935,000     6.375%, due 11/15/12                             797,756       238,219    1,035,975
                                                                                            ------------  ------------ ------------
                                                                                                 797,756       417,522    1,215,278
                                                                                            ------------  ------------ ------------

                                              COMMUNICATIONS EQUIPMENT (0.1%)
                                              Avaya, Inc.
           --         35,000         35,000     11.125%, due 4/1/09                                   --        38,675       38,675
                                              Lucent Technologies, Inc.
           --         30,000         30,000     5.50%, due 11/15/08                                   --        25,425       25,425
           --         95,000         95,000     6.45%, due 3/15/29                                    --        69,825       69,825
           --         25,000         25,000     7.25%, due 7/15/06                                    --        23,750       23,750
                                                                                            ------------  ------------ ------------
                                                                                                      --       157,675      157,675
                                                                                            ------------  ------------ ------------

                                              COMPUTERS & PERIPHERALS (1.2%)
                                              International Business Machines Corp.
    1,070,000        160,000      1,230,000     4.75%, due 11/29/12                            1,101,482       164,708    1,266,190
      660,000             --        660,000     8.375%, due 11/1/19                              870,842            --      870,842
                                                                                            ------------  ------------ ------------
                                                                                               1,972,324       164,708    2,137,032
                                                                                            ------------  ------------ ------------

                                              CONSTRUCTION & ENGINEERING
                                              (0.0%) (B)
                                              URS Corp.
           --         50,000         50,000     11.50%, due 9/15/09 (c)                               --        50,000       50,000
                                                                                            ------------  ------------ ------------

                                              CONTAINERS & PACKAGING (0.6%)
                                              Owens-Brockway Glass Container, Inc.
           --         45,000         45,000     7.75%, due 5/15/11 (c)                                --        46,575       46,575
           --         15,000         15,000     8.25%, due 5/15/13 (c)                                --        15,525       15,525
           --         30,000         30,000     8.875%, due 2/15/09                                   --        32,175       32,175
                                              Owens-Illinois, Inc.
           --         85,000         85,000     7.80%, due 5/15/18                                    --        77,350       77,350
                                              Sealed Air Corp.
      695,000        130,000        825,000     8.75%, due 7/1/08 (c)                            816,061       152,645      968,706
                                                                                            ------------  ------------ ------------
                                                                                                 816,061       324,270    1,140,331
                                                                                            ------------  ------------ ------------


                                              CORPORATE BONDS (CONTINUED)

                 CORE BOND
     BOND           PLUS        PRO FORMA                                                                 CORE BOND
   PRINCIPAL     PRINCIPAL      PRINCIPAL                                                      BOND          PLUS       PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                        VALUE         VALUE        VALUE
-------------  -------------  -------------                                                 ------------  ------------ ------------
                                              DIVERSIFIED FINANCIALS (4.6%)
                                              Bear Stearns Co., Inc. (The)
$     450,000  $      95,000  $     545,000     4.00%, due 1/31/08                           $   462,353  $     97,608 $    559,961
                                              Caithness Coso Funding Corp.
                                                Series B
           --         64,970         64,970     9.05%, due 12/15/09                                   --        67,569       67,569
                                              Cedar Brakes II LLC
           --         71,813         71,813     9.875%, due 9/1/13                                    --        64,631       64,631
                                              Countrywide Home Loans, Inc.
                                                Series K
      555,000        130,000        685,000     5.625%, due 5/15/07                              601,194       140,820      742,014
                                              ESI Tractable Acquisition Corp.
                                                Series B
           --         25,000         25,000     7.99%, due 12/30/11                                   --        24,543       24,543
                                              General Motors Acceptance Corp.
       95,000         20,000        115,000     6.875%, due 8/28/12                               96,609        20,339      116,948
                                              Goldman Sachs Group, Inc. (The)
      255,000         50,000        305,000     5.25%, due 4/1/13                                262,392        51,449      313,841
                                              Hollinger Participation Trust
           --         35,000         35,000     12.125%, due 11/15/10 (c)(d)                          --        37,056       37,056
                                              Household Finance Corp.
      415,000             --        415,000     5.875%, due 2/1/09                               449,425            --      449,425
      890,000        305,000      1,195,000     7.00%, due 5/15/12                             1,019,310       349,314    1,368,624
           --        125,000        125,000     8.00%, due 7/15/10                                    --       150,446      150,446
                                              IPC Acquisition Corp.
           --         45,000         45,000     11.50%, due 12/15/09                                  --        46,800       46,800
                                              John Deere Capital Corp.
    1,100,000        260,000      1,360,000     3.90%, due 1/15/08                             1,122,552       265,331    1,387,883
                                              MBNA America Bank N.A.
      590,000        135,000        725,000     6.625%, due 6/15/12                              643,260       147,187      790,447
                                              Morgan Stanley Dean Witter & Co.
      520,000        110,000        630,000     3.625%, due 4/1/08                               524,207       110,890      635,097
    1,060,000        250,000      1,310,000     5.30%, due 3/1/13                              1,100,173       259,475    1,359,648
                                                                                            ------------  ------------ ------------
                                                                                               6,281,475     1,833,458    8,114,933
                                                                                            ------------  ------------ ------------


                                              DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
                                              AT&T Corp.
E.         --  E.     10,000  E.     10,000     6.00%, due 11/21/06                                   --        11,467       11,467
                                              Citizens Communications Co.
$   1,075,000  $     265,000  $   1,340,000     9.00%, due 8/15/31                             1,433,065       353,267    1,786,332
      520,000        110,000        630,000     9.25%, due 5/15/11                               657,242       139,032      796,274
                                              Intermedia Communications, Inc., Series B
           --         65,000         65,000     8.875%, due 11/1/07 (e)                               --        48,750       48,750
           --         90,000         90,000     11.25%, due 7/15/07 (e)                               --        67,500       67,500
                                              Qwest Capital Funding, Inc.
           --        570,000        570,000     5.875%, due 8/3/04                                    --       535,800      535,800
                                              Qwest Corp.
           --        115,000        115,000     8.875%, due 3/15/12 (c)                               --       125,925      125,925
                                              Qwest Services Corp.
           --         41,000         41,000     13.50%, due 12/15/10 (c)                              --        45,510       45,510
           --         55,000         55,000     14.00%, due 12/15/14 (c)                              --        62,700       62,700
                                              U.S. West Communications, Inc.
           --          5,000          5,000     8.875%, due 6/1/31                                    --         5,138        5,138
                                              WorldCom, Inc.
           --        420,000        420,000     8.25%, due 5/15/31 (e)                                --       118,650      118,650
                                                                                            ------------  ------------ ------------
                                                                                               2,090,307     1,513,739    3,604,046
                                                                                            ------------  ------------ ------------

                                              ELECTRIC UTILITIES (1.1%)
                                              American Electric Power Co., Inc.
                                                Series C
           --        215,000        215,000     5.375%, due 3/15/10                                   --       224,170      224,170
                                              Commonwealth Edison Co.
                                                Series 100
      185,000         45,000        230,000     5.875%, due 2/1/33                               191,615        46,609      238,224
                                              Consumers Energy Co.
                                                Series B
           --         35,000         35,000     6.25%, due 9/15/06                                    --        38,325       38,325
                                              DTE Energy Co.
      430,000        100,000        530,000     6.375%, due 4/15/33                              450,552       104,779      555,331
      540,000        100,000        640,000     6.45%, due 6/1/06                                591,478       109,533      701,011
                                              TECO Energy, Inc.
           --         50,000         50,000     7.00%, due 5/1/12                                     --        48,500       48,500
                                                                                            ------------  ------------ ------------
                                                                                               1,233,645       571,916    1,805,561
                                                                                            ------------  ------------ ------------

                                              CORPORATE BONDS (CONTINUED)

                 CORE BOND
     BOND           PLUS        PRO FORMA                                                                  CORE BOND
   PRINCIPAL     PRINCIPAL      PRINCIPAL                                                      BOND          PLUS       PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                        VALUE         VALUE        VALUE
-------------  -------------  -------------                                                 ------------  ------------ ------------
                                              ELECTRICAL EQUIPMENT (0.2%)
                                              Emerson Electric Co.
$     275,000  $      65,000  $     340,000     6.00%, due 8/15/32                          $    290,716  $     68,715 $    359,431
                                                                                            ------------  ------------ ------------

                                              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%) (B)
                                              Fisher Scientific International, Inc.
           --         75,000         75,000     8.125%, due 5/1/12 (c)                                --        80,625       80,625
                                                                                            ------------  ------------ ------------

                                              ENERGY EQUIPMENT & SERVICES (0.1%)
                                              Grant Prideco, Inc.
                                                Series B
           --         25,000         25,000     9.625%, due 12/1/07                                   --        27,625       27,625
                                              Halliburton Co.
           --         50,000         50,000     8.75%, due 2/15/21                                    --        54,250       54,250
                                              Parker Drilling Co.
                                                Series D
           --         40,000         40,000     9.75%, due 11/15/06                                   --        41,200       41,200
                                                                                            ------------  ------------ ------------
                                                                                                      --       123,075      123,075
                                                                                            ------------  ------------ ------------

                                              FOOD & DRUG RETAILING (0.4%)
                                              Fred Meyer, Inc.
      530,000        125,000        655,000     7.375%, due 3/1/05                               572,880       135,113      707,993
                                                                                            ------------  ------------ ------------

                                              FOOD PRODUCTS (0.1%)
                                              Chiquita Brands International, Inc.
           --         45,000         45,000     10.56%, due 3/15/09                                   --        48,656       48,656
                                              Dole Food Co., Inc.
           --         20,000         20,000     7.875%, due 7/15/13                                   --        21,700       21,700
                                              Kraft Foods, Inc.
           --         40,000         40,000     6.50%, due 11/1/31                                    --        42,657       42,657
                                              Swift & Co.
           --         30,000         30,000     10.125%, due 10/1/09 (c)                              --        30,750       30,750
           --         15,000         15,000     12.50%, due 1/1/10 (c)                                --        15,150       15,150
                                                                                            ------------  ------------ ------------
                                                                                                      --       158,913      158,913
                                                                                            ------------  ------------ ------------

                                              GAS UTILITIES (1.0%) El Paso
                                              Energy Partners L.P.
                                                Series B
           --        100,000        100,000     8.50%, due 6/1/11                                     --       107,750      107,750
                                              Kern River Funding Corp.
      680,000             --        680,000     4.893%, due 4/30/18 (c)                          684,950            --      684,950
                                              Kinder Morgan Energy Partners, L.P.
      610,000        140,000        750,000     5.35%, due 8/15/07                               654,690       150,257      804,947
                                              Southern Natural Gas Co.
           --         30,000         30,000     7.35%, due 2/15/31                                    --        29,250       29,250
           --         30,000         30,000     8.875%, due 3/15/10 (c)                               --        33,150       33,150
                                              Star Gas Partners L.P.
           --         40,000         40,000     10.25%, due 2/15/13 (c)                               --        40,700       40,700
                                                                                            ------------  ------------ ------------
                                                                                               1,339,640       361,107    1,700,747
                                                                                            ------------  ------------ ------------


                                              HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
                                              ALARIS Medical Systems, Inc.
           --         60,000         60,000     9.75%, due 12/1/06                                    --        62,100       62,100
                                              dj Orthopedics, LLC
           --         55,000         55,000     12.625%, due 6/15/09                                  --        55,550       55,550
                                                                                            ------------  ------------ ------------
                                                                                                      --       117,650      117,650
                                                                                            ------------  ------------ ------------

                                              HEALTH CARE PROVIDERS & SERVICES (1.8%)
                                              AmeriPath, Inc.
           --         25,000         25,000     10.50%, due 4/1/13 (c)                                --        26,500       26,500
                                              Anthem, Inc.
      580,000        130,000        710,000     6.80%, due 8/1/12                                660,436       148,029      808,465
                                              Columbia/HCA Healthcare Corp.
           --        135,000        135,000     7.50%, due 11/15/95                                   --       128,981      128,981
           --        100,000        100,000     8.36%, due 4/15/24                                    --       111,365      111,365
      650,000        145,000        795,000     8.70%, due 2/10/10                               746,742       166,581      913,323
                                              Express Scripts, Inc.
           --         85,000         85,000     9.625%, due 6/15/09                                   --        93,712       93,712
                                              HCA, Inc.
           --        135,000        135,000     8.75%, due 9/1/10                                     --       157,881      157,881
                                              Manor Care, Inc.
           --        100,000        100,000     8.00%, due 3/1/08                                     --       108,500      108,500
                                              Quest Diagnostics, Inc.
      560,000        130,000        690,000     7.50%, due 7/12/11                               659,229       153,035      812,264

                                              CORPORATE BONDS (CONTINUED)

                 CORE BOND
     BOND           PLUS        PRO FORMA                                                                  CORE BOND
   PRINCIPAL     PRINCIPAL      PRINCIPAL                                                      BOND          PLUS       PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                        VALUE         VALUE        VALUE
-------------  -------------  -------------                                                 ------------  ------------ ------------
                                              HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
                                              Service Corp. International
$          --  $      30,000  $      30,000     6.50%, due 3/15/08                          $         --  $     29,250 $     29,250
           --         20,000         20,000     6.875%, due 10/1/07                                   --        19,800       19,800
           --         35,000         35,000     7.70%, due 4/15/09                                    --        35,700       35,700
                                              Tenet Healthcare Corp.
           --         40,000         40,000     6.875%, due 11/15/31                                  --        36,400       36,400
                                                                                            ------------  ------------ ------------
                                                                                               2,066,407     1,215,734    3,282,141
                                                                                            ------------  ------------ ------------

                                              HOTELS, RESTAURANTS & LEISURE (0.3%)
                                              Bally Total Fitness Holding Corp.
                                                Series D
           --         25,000         25,000     9.875%, due 10/15/07                                  --        22,625       22,625
                                              Chumash Casino & Resort Enterprise
           --         20,000         20,000     9.00%, due 7/15/10 (c)                                --        21,400       21,400
                                              Hilton Hotels Corp.
           --         70,000         70,000     7.625%, due 5/15/08                                   --        74,900       74,900
                                              Jacobs Entertainment Co.
           --         50,000         50,000     11.875%, due 2/1/09                                   --        52,250       52,250
                                              Park Place Entertainment Corp.
           --         40,000         40,000     7.00%, due 4/15/13 (c)                                --        41,000       41,000
           --         20,000         20,000     8.125%, due 5/15/11                                   --        21,150       21,150
           --         70,000         70,000     8.875%, due 9/15/08                                   --        75,600       75,600
                                              Prime Hospitality Corp.
                                                Series B
           --         45,000         45,000     8.375%, due 5/1/12                                    --        42,300       42,300
                                              Starwood Hotels & Resorts Worldwide, Inc.
           --         70,000         70,000     7.375%, due 11/15/15                                  --        68,162       68,162
           --         10,000         10,000     7.75%, due 11/15/25                                   --         9,500        9,500
                                              Station Casinos, Inc.
           --         50,000         50,000     8.375%, due 2/15/08                                   --        53,625       53,625
                                              Turning Stone Casino Resort Enterprise
           --         25,000         25,000     9.125%, due 12/15/10 (c)                              --        26,312       26,312
                                              Vail Resorts, Inc.
           --         40,000         40,000     8.75%, due 5/15/09                                    --        41,800       41,800
                                              Venetian Casino Resort LLC
           --         35,000         35,000     11.00%, due 6/15/10                                   --        38,412       38,412
                                              Wheeling Island Gaming, Inc.
           --         35,000         35,000     10.125%, due 12/15/09                                 --        35,350       35,350
                                                                                            ------------  ------------ ------------
                                                                                                      --       624,386      624,386
                                                                                            ------------  ------------ ------------

                                              HOUSEHOLD DURABLES (0.4%)
                                              Foamex L.P.
           --         30,000         30,000     10.75%, due 4/1/09                                    --        21,000       21,000
                                              Mohawk Industries, Inc.
                                                Series C
      370,000        245,000        615,000     6.50%, due 4/15/07                               408,944       270,787      679,731
                                                                                            ------------  ------------ ------------
                                                                                                 408,944       291,787      700,731
                                                                                            ------------  ------------ ------------

                                              INSURANCE (0.0%) (B)
                                              Americo Life, Inc.
           --         65,000         65,000     7.875%, due 5/1/13 (c)                                --        64,188       64,188
                                                                                            ------------  ------------ ------------

                                              IT CONSULTING & SERVICES (0.0%) (B)
                                              Unisys Corp.
           --         25,000         25,000     6.875%, due 3/15/10                                   --        26,375       26,375
           --         30,000         30,000     7.25%, due 1/15/05                                    --        31,350       31,350
           --         25,000         25,000     8.125%, due 6/1/06                                    --        26,750       26,750
                                                                                            ------------  ------------ ------------
                                                                                                      --        84,475       84,475
                                                                                            ------------  ------------ ------------

                                              MACHINERY (0.0%) (B)
                                              Cummins, Inc.
           --         35,000         35,000     6.45%, due 3/1/05                                     --        35,700       35,700
                                              Dresser, Inc.
           --         25,000         25,000     9.375%, due 4/15/11                                   --        25,750       25,750
                                                                                            ------------  ------------ ------------
                                                                                                      --        61,450       61,450
                                                                                            ------------  ------------ ------------

                                              MEDIA (2.6%)
                                              Adelphia Communications Corp.
           --         25,000         25,000     10.25%, due 11/1/06 (e)                               --        12,250       12,250
           --         10,000         10,000     10.25%, due 6/15/11 (e)                               --         5,050        5,050
                                              Belo (A.H.) Corp.
           --         35,000         35,000     8.00%, due 11/1/08                                    --        41,418       41,418

                                              CORPORATE BONDS (CONTINUED)

                 CORE BOND
     BOND           PLUS        PRO FORMA                                                                  CORE BOND
   PRINCIPAL     PRINCIPAL      PRINCIPAL                                                      BOND          PLUS       PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                        VALUE         VALUE        VALUE
-------------  -------------  -------------                                                 ------------  ------------ ------------
                                              MEDIA (Continued)
                                              Comcast Cable Communications, Inc.
$          --  $      50,000  $      50,000     6.75%, due 1/30/11                          $         --  $     55,187 $     55,187
           --         15,000         15,000     8.125%, due 5/1/04                                    --        15,857       15,857
           --         15,000         15,000     8.875%, due 5/1/17                                    --        18,997       18,997
                                              Continental Cablevision, Inc.
           --         25,000         25,000     8.625%, due 8/15/03                                   --        25,405       25,405
           --         65,000         65,000     8.875%, due 9/15/05                                   --        73,130       73,130
                                              Dex Media East LLC
           --         15,000         15,000     9.875%, due 11/15/09 (c)                              --        17,175       17,175
           --         30,000         30,000     12.125%, due 11/15/12 (c)                             --        35,700       35,700
                                              FrontierVision Holdings, L.P.
           --         55,000         55,000     11.00%, due 10/15/06 (e)                              --        48,950       48,950
           --         10,000         10,000     11.875%, due 9/15/07 (e)                              --         7,200        7,200
                                              Garden State Newspapers, Inc.
                                                Series B
           --         60,000         60,000     8.75%, due 10/1/09                                    --        62,100       62,100
                                              Hollinger International Publishing
           --         55,000         55,000     9.00%, due 12/15/10 (c)                               --        58,850       58,850
                                              Houghton Mifflin Co.
           --         35,000         35,000     7.20%, due 3/15/11                                    --        37,275       37,275
           --         60,000         60,000     8.25%, due 2/1/11 (c)                                 --        63,750       63,750
           --         25,000         25,000     9.875%, due 2/1/13 (c)                                --        27,000       27,000
                                              Jones Intercable, Inc.
           --         40,000         40,000     8.875%, due 4/1/07                                    --        42,931       42,931
                                              Key3Media Group, Inc.
           --         25,000         25,000     11.25%, due 6/15/11 (e)                               --           125          125
                                              Liberty Media Corp.
           --         30,000         30,000     8.25%, due 2/1/30                                     --        34,189       34,189
                                              News America, Inc.
           --         40,000         40,000     7.25%, due 5/18/18                                    --        45,437       45,437
                                              Paxson Communications Corp.
                                                (zero coupon), due 1/15/09
           --         75,000         75,000     12.25%, beginning 1/15/06                             --        63,000       63,000
                                              Tele-Communications, Inc.
      850,000         50,000        900,000     9.80%, due 2/1/12                              1,096,662        64,509    1,161,171
                                              Time Warner Entertainment Co.
           --          5,000          5,000     8.375%, due 3/15/23                                   --         6,161        6,161
           --         50,000         50,000     8.375%, due 7/15/33                                   --        63,458       63,458
    1,629,000        330,000      1,959,000     10.15%, due 5/1/12                             2,166,316       438,849    2,605,165
                                              UIH Australia/Pacific, Inc.
                                                Series B
           --         20,000         20,000     14.00%, due 5/15/06 (e)                               --         1,200        1,200
                                              Young Broadcasting, Inc.
           --         20,000         20,000     8.50%, due 12/15/08                                   --        21,425       21,425
                                              Ziff Davis Media, Inc.
                                                Series B
           --         20,900         20,900     13.00%, due 8/12/09                                   --        10,032       10,032
                                                                                            ------------  ------------ ------------
                                                                                               3,262,978     1,396,610    4,659,588
                                                                                            ------------  ------------ ------------

                                              METALS & MINING (0.1%)
                                              Commonwealth Aluminum Corp.
           --         25,000         25,000     10.75%, due 10/1/06                                   --        25,375       25,375
                                              Peabody Energy Corp.
           --         30,000         30,000     6.875%, due 3/15/13 (c)                               --        31,200       31,200
                                              UCAR Finance, Inc.
           --         55,000         55,000     10.25%, due 2/15/12                                   --        51,425       51,425
                                              United States Steel LLC
           --         60,000         60,000     10.75%, due 8/1/08                                    --        65,100       65,100
                                                                                            ------------  ------------ ------------
                                                                                                      --       173,100      173,100
                                                                                            ------------  ------------ ------------

                                              MULTILINE RETAIL (1.7%)
                                              Target Corp.
    1,805,000        375,000      2,180,000     6.35%, due 11/1/32                             1,963,371       407,902    2,371,273
                                              Wal-Mart Stores, Inc.
      560,000        130,000        690,000     4.55%, due 5/1/13                                566,724       131,561      698,285
                                                                                            ------------  ------------ ------------
                                                                                               2,530,095       539,463    3,069,558
                                                                                            ------------  ------------ ------------

                                              MULTI-UTILITIES & UNREGULATED POWER (1.4%)
                                              AES Corp. (The)
           --         40,000         40,000     8.875%, due 2/15/11                                   --        38,200       38,200
                                              Calpine Corp.
           --         50,000         50,000     7.875%, due 4/1/08                                    --        35,750       35,750
                                              Mirant Americas Generation LLC
           --         25,000         25,000     7.20%, due 10/1/08                                    --        18,000       18,000
           --         15,000         15,000     8.50%, due 10/1/21                                    --         9,825        9,825

                                                    CORPORATE BONDS (CONTINUED)

                 CORE BOND
     BOND           PLUS        PRO FORMA                                                                  CORE BOND
   PRINCIPAL     PRINCIPAL      PRINCIPAL                                                      BOND          PLUS       PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                        VALUE         VALUE        VALUE
-------------  -------------  -------------                                                 ------------  ------------ ------------
                                              MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
                                              Northwest Pipeline Corp.
$          --  $      45,000  $      45,000     7.125%, due 12/1/25                         $         --  $     43,650 $     43,650
                                              PG&E National Energy Group, Inc.
           --        155,000        155,000     10.375%, due 5/16/11 (e)                              --        82,150       82,150
                                              Public Service Electric & Gas Power LLC
    1,525,000        480,000      2,005,000     6.875%, due 4/15/06                            1,669,204       525,389    2,194,593
                                              Salton Sea Funding Corp.
                                                Series B
           --          8,521          8,521     7.37%, due 5/30/05                                    --         8,457        8,457
                                              Western Resources, Inc.
           --         50,000         50,000     6.875%, due 8/1/04                                    --        52,125       52,125
           --         50,000         50,000     7.125%, due 8/1/09                                    --        50,438       50,438
                                                                                            ------------  ------------ ------------
                                                                                               1,669,204       863,984    2,533,188
                                                                                            ------------  ------------ ------------

                                              OFFICE ELECTRONICS (0.0%)
                                              (B) Xerox Corp.
           --         20,000         20,000     5.50%, due 11/15/03                                   --        20,200       20,200
                                                                                            ------------  ------------ ------------

                                              OIL & GAS (0.6%) ANR
                                              Pipeline Co.
           --         10,000         10,000     7.00%, due 6/1/25                                     --        10,475       10,475
           --         30,000         30,000     8.875%, due 3/15/10 (c)                               --        33,150       33,150
           --         20,000         20,000     9.625%, due 11/1/21                                   --        22,500       22,500
                                              Comstock Resources, Inc.
           --         25,000         25,000     11.25%, due 5/1/07                                    --        26,875       26,875
                                              Continental Resources, Inc.
           --         20,000         20,000     10.25%, due 8/1/08                                    --        19,800       19,800
                                              Encore Acquisition Co.
           --         30,000         30,000     8.375%, due 6/15/12                                   --        31,950       31,950
                                              Ferrellgas Partners L.P.
           --         60,000         60,000     8.75%, due 6/15/12                                    --        64,800       64,800
                                              Plains Exploration & Production Co.
                                                Series B
           --         30,000         30,000     8.75%, due 7/1/12                                     --        32,100       32,100
                                              Tennessee Gas Pipeline Co.
           --          5,000          5,000     7.00%, due 3/15/27                                    --         4,975        4,975
           --         65,000         65,000     8.375%, due 6/15/32                                   --        66,950       66,950
                                              Tesoro Petroleum Corp.
           --         40,000         40,000     8.00%, due 4/15/08 (c)                                --        41,400       41,400
                                              Texas Gas Transmission Corp.
           --         30,000         30,000     7.25%, due 7/15/27                                    --        29,400       29,400
                                              Tosco Corp.
      295,000        185,000        480,000     8.125%, due 2/15/30                              380,837       238,830      619,667
                                              Transcontinental Gas Pipe Line Corp.
                                                Series B
           --         55,000         55,000     8.875%, due 7/15/12                                   --        60,500       60,500
                                              Vintage Petroleum, Inc.
           --         25,000         25,000     7.875%, due 5/15/11                                   --        25,656       25,656
           --         70,000         70,000     8.25%, due 5/1/12                                     --        74,725       74,725
                                                                                            ------------  ------------ ------------
                                                                                                 380,837       784,086    1,164,923
                                                                                            ------------  ------------ ------------

                                              PAPER & FOREST PRODUCTS
                                              (0.6%) Fort James Corp.
           --         20,000         20,000     6.625%, due 9/15/04                                   --        20,400       20,400
                                              Georgia-Pacific Corp.
           --         15,000         15,000     8.25%, due 3/1/23                                     --        12,750       12,750
           --         35,000         35,000     8.875%, due 2/1/10 (c)                                --        37,712       37,712
           --         20,000         20,000     9.375%, due 2/1/13 (c)                                --        22,000       22,000
           --         60,000         60,000     9.625%, due 3/15/22                                   --        56,100       56,100
           --         30,000         30,000     9.875%, due 11/1/21                                   --        28,350       28,350
                                              Pope & Talbot, Inc.
           --         35,000         35,000     8.375%, due 6/1/13                                    --        32,200       32,200
                                              Rock-Tenn Co.
      525,000        175,000        700,000     8.20%, due 8/15/11                               617,796       205,932      823,728
                                                                                            ------------  ------------ ------------
                                                                                                 617,796       415,444    1,033,240
                                                                                            ------------  ------------ ------------

                                              PHARMACEUTICALS (0.1%)
                                              MedPartners, Inc.
           --        100,000        100,000     7.375%, due 10/1/06                                   --       103,500      103,500
                                                                                            ------------  ------------ ------------

                                              REAL ESTATE (0.1%) CB
                                              Richard Ellis Services, Inc.
           --         35,000         35,000     11.25%, due 6/15/11                                   --        34,300       34,300


                                                  CORPORATE BONDS (CONTINUED)

                  CORE BOND
     BOND           PLUS        PRO FORMA                                                               CORE BOND
   PRINCIPAL      PRINCIPAL     PRINCIPAL                                                    BOND         PLUS         PRO FORMA
    AMOUNT         AMOUNT        AMOUNT                                                      VALUE        VALUE          VALUE
--------------   -----------   -----------                                                -----------   -----------   -----------

                                                  REAL ESTATE (CONTINUED)
                                                  Crescent Real Estate Equities L.P.
$           --   $    45,000   $    45,000         7.50%, due 9/15/07                     $        --   $    45,169   $    45,169
            --        25,000        25,000         9.25%, due 4/15/09                              --        26,531        26,531
                                                  Healthcare Realty Trust, Inc.
            --        45,000        45,000         8.125%, due 5/1/11                              --        48,887        48,887
                                                  LNR Property Corp.
            --        50,000        50,000         10.50%, due 1/15/09                             --        53,500        53,500
                                                  Omega Healthcare Investors, Inc.
            --        45,000        45,000         6.95%, due 8/1/07                               --        38,925        38,925
                                                                                          -----------   -----------   -----------
                                                                                                   --       247,312       247,312
                                                                                          -----------   -----------   -----------

                                                  ROAD & RAIL (0.1%)
                                                  Norfolk Southern Corp.
            --       100,000       100,000         1.8488%, due 7/7/03 (f)                         --       100,046       100,046
                                                                                          -----------   -----------   -----------

                                                  SOFTWARE (0.0%) (b)
                                                  QuadraMed Corp.
            --            30            30         10.00%, due 4/1/08 (c)(g)                       --        29,062        29,062
                                                                                          -----------   -----------   -----------

                                                  SPECIALTY RETAIL (0.1%)
                                                  Gap, Inc. (The)
            --        65,000        65,000         5.625%, due 5/1/03                              --        65,000        65,000
            --        50,000        50,000         6.90%, due 9/15/07                              --        53,000        53,000
                                                                                          -----------   -----------   -----------
                                                                                                   --       118,000       118,000
                                                                                          -----------   -----------   -----------

                                                  WATER UTILITIES (0.0%) (b)
                                                  National Waterworks, Inc.
            --        35,000        35,000         10.50%, due 12/1/12 (c)                         --        38,150        38,150
                                                                                          -----------   -----------   -----------

                                                  WIRELESS TELECOMMUNICATION
                                                   SERVICES (0.4%)
                                                  AT&T Wireless Services, Inc.
       480,000        85,000       565,000         8.75%, due 3/1/31 (c)                      597,713       105,845       703,558
                                                  TSI Telecommunication Services, Inc.
                                                   Series B
            --        25,000        25,000         12.75%, due 2/1/09                              --        24,500        24,500
                                                                                          -----------   -----------   -----------
                                                                                              597,713       130,345       728,058
                                                                                          -----------   -----------   -----------
                                                  Total Corporate Bonds
                                                   (Cost $30,392,889, $15,210,686,
                                                   $ 45,603,575)                           32,205,180    15,744,828    47,950,008
                                                                                          -----------   -----------   -----------




                                                  FOREIGN BONDS (4.4%)

                                                  AUSTRALIA (0.6%)
                                                  BHP Finance USA Ltd.
       740,000       170,000       910,000         4.80%, due 4/15/13                         755,338       173,524       928,862
                                                  Burns Philp Capital Property Ltd.
            --        40,000        40,000         10.75%, due 2/15/11 (c)                         --        43,000        43,000
                                                                                          -----------   -----------   -----------
                                                                                              755,338       216,524       971,862
                                                                                          -----------   -----------   -----------

                                                  BRAZIL (0.4%)
                                                  CIA Brasileira de Bebidas
       580,000       105,000       685,000         10.50%, due 12/15/11                       620,600       112,350       732,950
                                                                                          -----------   -----------   -----------

                                                  BULGARIA (0.0%) (b)
                                                  Republic of Bulgaria
            --        23,000        23,000         8.25%, due 1/15/15 (h)                          --        25,910        25,910
                                                                                          -----------   -----------   -----------

                                                  CANADA (0.7%)
                                                  Canadian Government
CD          --   CD   55,000   CD   55,000         5.25%, due 6/1/12 (i)                           --        39,324        39,324
            --        50,000        50,000         5.75%, due 6/1/33                               --        36,806        36,806
                                                  Conoco Funding Co.
$      240,000   $   150,000   $   390,000         6.35%, due 10/15/11                        271,980       169,988       441,968
                                                  Nortel Networks Ltd.
            --        15,000        15,000         6.125%, due 2/15/06                             --        14,531        14,531
                                                  Province of Quebec
       470,000       100,000       570,000         5.00%, due 7/17/09                         505,761       107,609       613,370
                                                  Quebecor Media, Inc.
                                                   (zero coupon), due 7/15/11
            --        45,000        45,000         13.75%, beginning 11/15/06                      --        36,225        36,225
                                                  Sun Media Corp.
            --        40,000        40,000         7.625%, due 2/15/13 (c)                         --        42,600        42,600
                                                                                          -----------   -----------   -----------
                                                                                              777,741       447,083     1,224,824
                                                                                          -----------   -----------   -----------


                                              FOREIGN BONDS (CONTINUED)


                CORE BOND
    BOND           PLUS       PRO FORMA                                                         CORE BOND
  PRINCIPAL      PRINCIPAL    PRINCIPAL                                              BOND         PLUS       PRO FORMA
   AMOUNT         AMOUNT       AMOUNT                                                VALUE        VALUE        VALUE
-----------    -----------  -----------                                            ----------   ----------   ----------
                                              CHILE (0.2%)
                                              Empresa Nacional de Petroleo
$          --  $    25,000  $    25,000        6.75%, due 11/15/12 (c)             $       --   $   26,808   $   26,808
                                              Republic of Chile
      340,000           --      340,000        5.50%, due 1/15/13                     348,075           --      348,075
                                                                                   ----------   ----------   ----------
                                                                                      348,075       26,808      374,883
                                                                                   ----------   ----------   ----------

                                              FRANCE (0.4%)
                                              Crown Euro Holdings S.A.
           --       60,000       60,000        9.50%, due 3/1/11 (c)                       --       63,900       63,900
           --       25,000       25,000        10.875%, due 3/1/13 (c)                     --       26,938       26,938
                                              French Treasury Note
E.         --  E.  590,000  E.  590,000        4.75%, due 7/12/07 (i)                      --      698,473      698,473
                                                                                   ----------   ----------   ----------
                                                                                           --      789,311      789,311
                                                                                   ----------   ----------   ----------

                                              GERMANY (0.1%)
                                              Bundesobligation
                                               Series 140
           --      210,000      210,000        4.50%, due 8/17/07                          --      246,875      246,875
                                                                                   ----------   ----------   ----------

                                              MEXICO (0.4%)
                                              Grupo Transportacion Ferroviaria
                                               Mexicana, S.A. de CV
$          --  $    30,000  $    30,000        12.50%, due 6/15/12                         --       31,500       31,500
                                              Telefonos de Mexico, S.A.
       80,000       20,000      100,000        8.25%, due 1/26/06                      89,100       22,275      111,375
                                              United Mexican States
       75,000       15,000       90,000        4.625%, due 10/8/08                     76,050       15,210       91,260
      200,000       45,000      245,000        6.625%, due 3/3/15                     209,000       47,025      256,025
      240,000           --      240,000        7.50%, due 1/14/12                     270,960           --      270,960
                                                                                   ----------   ----------   ----------
                                                                                      645,110      116,010      761,120
                                                                                   ----------   ----------   ----------

                                              RUSSIA (0.1%)
                                              Russian Federation
           --       68,000       68,000        5.00%, due 3/31/30 (h)                      --       61,200       61,200
                                              VimpelCom
           --       20,000       20,000        10.45%, due 4/26/05 (c)                     --       21,300       21,300
                                                                                   ----------   ----------   ----------
                                                                                           --       82,500       82,500
                                                                                   ----------   ----------   ----------

                                              SINGAPORE (0.1%)
                                              PSA Corp. Ltd.
           --       80,000       80,000        7.125%, due 8/1/05 (c)                      --       88,934       88,934
                                                                                   ----------   ----------   ----------

                                              SWEDEN (0.4%)
                                              Stena AB
           --       55,000       55,000        9.625%, due 12/1/12                         --       60,500       60,500
                                              Swedish Government
                                               Series 1044
SK         --  SK5,200,000  SK5,200,000        3.50%, due 4/20/06 (i)                      --      631,779      631,779
                                                                                   ----------   ----------   ----------
                                                                                           --      692,279      692,279
                                                                                   ----------   ----------   ----------

                                              UNITED KINGDOM (1.0%)
                                              HSBC Holdings PLC
$     965,000  $   145,000  $ 1,110,000        5.25%, due 12/12/12                  1,004,000      150,860    1,154,860
                                              Marconi Corp. PLC
           --       40,000       40,000        8.375%, due 9/15/30 (e)                     --       11,200       11,200
                                              Vodafone Group PLC
      535,000      115,000      650,000        3.95%, due 1/30/08                     548,504      117,903      666,407
                                              Xerox Capital (Europe) PLC
           --       25,000       25,000        5.875%, due 5/15/04                         --       25,188       25,188
                                                                                   ----------   ----------   ----------
                                                                                    1,552,504      305,151    1,857,655
                                                                                   ----------   ----------   ----------
                                              Total Foreign Bonds
                                               (Cost $4,485,778, $2,797,104,
                                               $ 7,281,882)                         4,699,368    3,149,735    7,849,103
                                                                                   ----------   ----------   ----------

                                              MORTGAGE-BACKED SECURITIES (1.4%)

                                              COMMERCIAL MORTGAGE LOANS
                                               (COLLATERALIZED MORTGAGE
                                               OBLIGATIONS) (1.4%)
                                              GMAC Commercial Mortgage
                                               Securities, Inc.
                                               Series 1998-C2 Class A1
      490,518      100,284      590,802        6.15%, due 5/15/35                     523,420      107,010      630,430
                                              Morgan Stanley Capital I
                                               Series 1998-HF2 Class A1
      253,384       45,552      298,936        6.01%, due 11/15/30                    273,344       49,140      322,484
                                              Mortgage Capital Funding, Inc.
                                               Series 1998-MC3 Class A2
      600,000      140,000      740,000        6.337%, due 11/18/31                   674,476      157,378      831,854


                                         MORTGAGE-BACKED SECURITIES (CONTINUED)
                CORE BOND
     BOND         PLUS      PRO FORMA                                                                    CORE BOND
   PRINCIPAL    PRINCIPAL   PRINCIPAL                                                         BOND          PLUS        PRO FORMA
    AMOUNT       AMOUNT      AMOUNT                                                           VALUE         VALUE         VALUE
-------------  ----------  -----------                                                     ------------  ------------  -----------

                                         COMMERCIAL MORTGAGE LOANS
                                           (COLLATERALIZED MORTGAGE OBLIGATIONS)
                                           (CONTINUED)
                                         Nationslink Funding Corp.
                                           Series 1998-2 Class A1
$     508,445  $  110,815  $   619,260     6.001%, due 8/20/30                             $    547,254  $    119,273  $   666,527
                                                                                           ------------  ------------  -----------
                                                                                              2,018,494       432,801    2,451,295
                                                                                           ------------  ------------  -----------
                                         Total Mortgage-Backed Securities
                                           (Cost $1,977,394, $424,189, $2,401,583)            2,018,494       432,801    2,451,295
                                                                                           ------------  ------------  -----------

                                         MUNICIPAL BONDS (0.0%) (B)

                                         NEW JERSEY (0.0%) (B)
                                         Tobacco Settlement Financing
                                         Corp.
           --       5,000        5,000     6.00%, due 6/1/37                                         --         4,089        4,089
           --      50,000       50,000     6.75%, due 6/1/39                                         --        44,313       44,313
                                                                                           ------------  ------------  -----------

                                         Total Municipal Bonds
                                           (Cost $46,869)                                            --        48,402       48,402
                                                                                           ------------  ------------  -----------

                                         U.S. GOVERNMENT & FEDERAL AGENCIES (58.7%)

                                         FEDERAL HOME LOAN MORTGAGE CORPORATION (2.6%)
           --     800,000      800,000     3.875%, due 2/15/05                                       --       832,193      832,193
    2,125,000     195,000    2,320,000     4.875%, due 3/15/07                                2,304,820       211,501    2,516,321
    1,105,000      70,000    1,175,000     5.00%, due 5/15/04                                 1,147,945        72,720    1,220,665
                                                                                           ------------  ------------  -----------
                                                                                              3,452,765     1,116,414    4,569,179
                                                                                           ------------  ------------  -----------
                                         FEDERAL HOME LOAN MORTGAGE CORPORATION
                                         (MORTGAGE PASS-THROUGH SECURITIES) (2.3%)
    2,984,832     895,449    3,880,281     5.50%, due 2/1/33                                  3,072,532       921,759    3,994,291
                                                                                           ------------  ------------  -----------



                                         FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
           --     555,000      555,000     5.25%, due 1/15/09                                        --       610,451      610,451
    1,175,000      85,000    1,260,000     7.00%, due 7/15/05 (j)                             1,308,082        94,627    1,402,709
           --      40,000       40,000     7.125%, due 2/15/05                                       --        43,930       43,930
                                                                                           ------------  ------------  -----------
                                                                                              1,308,082       749,008    2,057,090
                                                                                           ------------  ------------  -----------

                                         FEDERAL NATIONAL MORTGAGE ASSOCIATION
                                         (MORTGAGE PASS-THROUGH SECURITIES) (24.0%)
    2,645,000     585,000    3,230,000     4.50%, due 6/17/18 TBA (k)                         2,666,491       589,753    3,256,244
    6,875,000   2,725,000    9,600,000     5.00%, due 6/17/18-7/14/33 TBA (k)                 6,992,568     2,792,789    9,785,357
    7,267,119   1,008,661    8,275,780     5.50%, due 1/1/17-9/1/17 (j)                       7,564,870     1,049,986    8,614,856
    8,166,272   1,170,039    9,336,311     6.00%, due 8/1/17-8/1/32 (j)                       8,517,688     1,222,856    9,740,544
    3,059,669   1,181,543    4,241,212     6.50%, due 6/1/31-6/1/32                           3,196,820     1,234,509    4,431,329
    3,449,696     646,837    4,096,533     7.00%, due 2/1/32-4/1/32 (j)                       3,644,850       683,430    4,328,280
    1,983,691     377,901    2,361,592     7.50%, due 8/1/31                                  2,114,495       402,819    2,517,314
                                                                                           ------------  ------------  -----------
                                                                                             34,697,782     7,976,142   42,673,924
                                                                                           ------------  ------------  -----------

                                         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                         (MORTGAGE PASS-THROUGH SECURITIES) (7.0%)
    5,186,998   1,086,394    6,273,392     6.00%, due 2/15/29-8/15/32                         5,437,927     1,138,793    6,576,720
      634,123     324,573      958,696     6.50%, due 7/15/28-5/15/29                           667,880       341,781    1,009,661
    1,338,251     304,148    1,642,399     7.00%, due 9/15/31                                 1,420,323       322,801    1,743,124
    2,521,073     360,110    2,881,183     7.50%, due 12/15/28-8/15/30                        2,696,225       384,729    3,080,954
                                                                                           ------------  ------------  -----------
                                                                                             10,222,355     2,188,104   12,410,459
                                                                                           ------------  ------------  -----------

                                         UNITED STATES TREASURY BONDS (4.0%)
           --     265,000      265,000     5.375%, due 2/15/31                                       --       289,161      289,161
    2,025,000     285,000    2,310,000     6.25%, due 8/15/23-5/15/30 (j) (l)                 2,398,359       340,944    2,739,303
    2,630,000     580,000    3,210,000     6.875%, due 8/15/25 (l)                            3,353,147       739,477    4,092,624
                                                                                           ------------  ------------  -----------
                                                                                              5,751,506     1,369,582    7,121,088
                                                                                           ------------  ------------  -----------

                                         UNITED STATES TREASURY NOTES (17.6%)
    1,215,000     125,000    1,340,000     3.00%, due 2/15/08 (l)                             1,227,529       126,289    1,353,818
           --     770,000      770,000     3.25%, due 5/31/04                                        --       787,175      787,175
    9,665,000     520,000   10,185,000     4.375%, due 5/15/07 (l)                           10,370,622       557,964   10,928,586
    1,790,000          --    1,790,000     4.625%, due 5/15/06 (l)                            1,928,095            --    1,928,095
           --     540,000      540,000     5.25%, due 8/15/03                                        --       546,455      546,455
      865,000     100,000      965,000     5.75%, due 8/15/10 (l)                               991,709       114,648    1,106,357
    7,355,000          --    7,355,000     5.875%, due 2/15/04 (l)                            7,629,952            --    7,629,952
    2,150,000     400,000    2,550,000     6.00%, due 8/15/09 (l)                             2,488,793       463,031    2,951,824
    2,620,000   1,092,000    3,712,000     6.75%, due 5/15/05 (l)                             2,894,283     1,206,319    4,100,602
                                                                                           ------------  ------------  -----------
                                                                                             27,530,983     3,801,881   31,332,864
                                                                                           ------------  ------------  -----------
                                         Total U.S. Government & Federal Agencies
                                           (Cost $83,310,241, $17,604,612, $100,914,853)     86,036,005    18,122,890  104,158,895
                                                                                           ------------  ------------  -----------



                                             YANKEE BONDS (0.2%)
           CORE BOND
  BOND        PLUS       PRO FORMA                                                                        CORE BOND
PRINCIPAL  PRINCIPAL    PRINCIPAL                                                             BOND          PLUS         PRO FORMA
 AMOUNT     AMOUNT       AMOUNT                                                               VALUE         VALUE         VALUE
---------  ----------  -----------                                                         ------------  ------------  -----------
                                             COMMUNICATIONS EQUIPMENT
                                               (0.0%) (B)
                                             Nortel Networks Corp.
$      --  $      15,000  $      15,000        6.00%, due 9/1/03                           $         --  $     15,038  $    15,038
                                                                                           ------------  ------------  -----------

                                             DIVERSIFIED
                                             TELECOMMUNICATION SERVICES
                                               (0.0%) (B)
                                             Call-Net Enterprises, Inc.
       --          9,312          9,312        10.625%, due 12/31/08                                 --         7,263        7,263
                                                                                           ------------  ------------  -----------

                                             ENERGY EQUIPMENT & SERVICES (0.0%) (B)
                                             Petroleum Geo-Services ASA
       --         30,000         30,000        6.25%, due 11/19/03 (e)                               --        13,950       13,950
       --          5,000          5,000        7.125%, due 3/30/28 (e)                               --         2,225        2,225
                                                                                           ------------  ------------  -----------
                                                                                                     --        16,175       16,175
                                                                                           ------------  ------------  -----------

                                             INSURANCE (0.0%) (B)
                                             Fairfax Financial Holdings Ltd.
       --         10,000         10,000        8.25%, due 10/1/15                                    --         8,000        8,000
                                                                                           ------------  ------------  -----------

                                             MARINE (0.0%) (B) Sea
                                             Containers Ltd.
                                               Series B
       --         35,000         35,000        7.875%, due 2/15/08                                   --        24,194       24,194
                                                                                           ------------  ------------  -----------

                                             MEDIA (0.1%)
                                             British Sky Broadcasting Group PLC
       --         45,000         45,000        7.30%, due 10/15/06                                   --        48,600       48,600
                                             Rogers Cablesystems Ltd.
       --         20,000         20,000        11.00%, due 12/1/15                                   --        22,550       22,550
                                             United Pan-Europe Communications N.V.
       --        170,000        170,000        11.25%, due 2/1/10 (e)                                --        22,525       22,525
                                                                                           ------------  ------------  -----------
                                                                                                     --        93,675       93,675
                                                                                           ------------  ------------  -----------
                                             OIL & GAS (0.0%) (B)
                                             YPF Sociedad Anonima
       --         75,000         75,000        9.125%, due 2/24/09                                   --        77,438       77,438
                                                                                           ------------  ------------  -----------

                                             ROAD & RAIL (0.0%) (B)
                                             Grupo Transportacion Ferroviaria
                                               Mexicana, S.A. de C.V.
       --         10,000         10,000        11.75%, due 6/15/09                                   --        10,250       10,250
                                                                                           ------------  ------------  -----------

                                             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
                                             Millicom International Cellular S.A.
       --         94,000         94,000        13.50%, due 6/1/06                                    --        73,790       73,790
                                             Rogers Cantel, Inc.
       --         35,000         35,000        9.75%, due 6/1/16                                     --        38,150       38,150
                                             Telesystem International Wireless, Inc.
       --            588            588        14.00%, due 12/30/03 (m)                              --           576          576
                                                                                           ------------  ------------  -----------
                                                                                                     --       112,516      112,516
                                                                                           ------------  ------------  -----------
                                             Total Yankee Bonds
                                               (Cost $432,949)                                       --       364,549      364,549
                                                                                           ------------  ------------  -----------

                                             Total Long-Term Bonds
                                               (Cost $126,435,272, $38,308,281,
                                               $164,743,553)                                131,490,255    39,720,926  171,211,181
                                                                                           ------------  ------------  -----------


                                             COMMON STOCK  (0.0%) (B)
                   SHARES
-------------------------------------------


                                             DIVERSIFIED TELECOMMUNICATION SERVICES
                                               (0.0%) (B)
       --            447            447      Call-Net Enterprises, Inc. (a)                          --           925          925
                                                                                           ------------  ------------  -----------

                                             Total Common Stock
                                               (Cost $134)                                           --           925          925
                                                                                           ------------  ------------  -----------


                                             CONVERTIBLE PREFERRED STOCK (0.0%) (B)

                                             ENERGY EQUIPMENT & SERVICES (0.0%) (B)
                                             El Paso Energy Capital Trust I
       --            235            235        4.75%                                                 --         6,016        6,016
                                                                                           ------------  ------------  -----------

                                             Total Convertible Preferred Stock
                                               (Cost $7,546)                                         --         6,016        6,016
                                                                                           ------------  ------------  -----------


                                                 PREFERRED STOCKS (0.1%)


                  CORE BOND                                                                                 CORE BOND
     BOND           PLUS         PRO FORMA                                                      BOND          PLUS        PRO FORMA
    SHARES         SHARES         SHARES                                                        VALUE         VALUE        VALUE
-------------    -----------   ------------                                                  -----------   -----------  -----------

                                                 MEDIA (0.0%) (B)
                                                 Mediaone Financing Trust III
           --            945            945        9.04%                                     $        --   $    24,334  $    24,334
                                                                                             -----------   -----------  -----------

                                                 REAL ESTATE (0.1%)
                                                 Sovereign Real Estate Investment Corp.
           --             55             55        12.00%, Series A (c)                               --        77,000       77,000
                                                                                             -----------   -----------  -----------

                                                 Total Preferred Stocks
                                                   (Cost $72,163)                                     --       101,334      101,334
                                                                                             -----------   -----------  -----------


                                                 Warrants (0.0%) (B)

                                                 MEDIA (0.0%) (B)
                                                 Ono Finance PLC
           --             60             60        Expire 2/15/11 (a)(c)  (n)                         --             1            1
                                                                                             -----------   -----------  -----------

                                                 PUBLISHING (0.0%) (b)
                                                 Ziff Davis Media, Inc.
           --          1,210          1,210        Expire 7/15/10 (a)(c)                              --            12           12
                                                                                             -----------   -----------  -----------

                                                 Total Warrants
                                                   (Cost $2,393)                                      --            13           13
                                                                                             -----------   -----------  -----------


                                                 SHORT-TERM INVESTMENTS (20.2%)
                   PRINCIPAL
                   AMOUNT
-------------------------------------------

                                                 COMMERCIAL PAPER (6.9%)
                                                 ANZ (Delaware), Inc.
$     820,000  $     445,000  $   1,265,000        1.25%, due 5/5/03                             819,886       444,938    1,264,824
                                                 Bryant Park Funding LLC
    1,249,807             --      1,249,807        1.40%, due 5/5/03 (j)                       1,249,807            --    1,249,807
                                                 HBOS Treasury Services, Inc.
           --        760,000        760,000        1.25%, due 5/13/03                                 --       759,683      759,683
                                                 Ing U.S. Funding LLC
      380,000      1,300,000      1,680,000        1.21%, due 5/2/03                             379,987     1,299,956    1,679,943
           --        130,000        130,000        1.28%, due 5/6/03                                  --       129,977      129,977
                                                 National Australia Funding
                                                   Delaware, Inc.
    1,500,000             --      1,500,000        1.22%, due 5/1/03                           1,500,000            --    1,500,000
                                                 Rabobank Nederland N.V.
    1,900,000             --      1,900,000        1.23%, due 5/1/03                           1,900,000            --    1,900,000
                                                 UBS Finance Delaware LLC
    2,635,000      1,140,000      3,775,000        1.36%, due 5/1/03                           2,635,000     1,140,000    3,775,000
                                                                                             -----------   -----------  -----------

                                                 Total Commercial Paper
                                                   (Cost $8,484,680, $3,774,554,
                                                   $12,259,234)                                8,484,680     3,774,554   12,259,234
                                                                                             -----------   -----------  -----------


                   SHARES
-------------------------------------------
                                                 INVESTMENT COMPANIES (4.3%)
       87,279             --         87,279      AIM Institutional Funds Group (p)                87,279            --       87,279
    6,088,578      1,441,999      7,530,577      Merrill Lynch Premier Institutional Fund      6,088,578     1,441,999    7,530,577
                                                                                             -----------   -----------  -----------

                                                 Total Investment Companies
                                                   (Cost $6,175,857, $1,441,999,
                                                   $7,617,856)                                 6,175,857     1,441,999    7,617,856
                                                                                             -----------   -----------  -----------

                   PRINCIPAL
                   AMOUNT
-------------------------------------------
                                                 MASTER NOTE (2.8%)
                                                 Bank of America LLC
$   4,900,000  $          --  $   4,900,000        1.50%, due 5/1/03 (p)                       4,900,000            --    4,900,000
                                                                                             -----------   -----------  -----------

                                                 Total Master Note
                                                   (Cost $4,900,000)                           4,900,000            --    4,900,000
                                                                                             -----------   -----------  -----------


                                          SHORT-TERM INVESTMENTS (CONTINUED)
               CORE BOND
    BOND         PLUS        PRO FORMA                                                                 CORE BOND
 PRINCIPAL     PRINCIPAL     PRINCIPAL                                                    BOND          PLUS          PRO FORMA
  AMOUNT        AMOUNT        AMOUNT                                                      VALUE         VALUE           VALUE
----------   -----------   ------------                                               ------------   -------------   ------------

                                          REPURCHASE AGREEMENTS
                                          (5.9%)
                                          Countrywide Securities
                                            Corp.
                                            1.46%, due 5/1/03
                                            Proceeds at Maturity
                                            $5,000,203 (p)
                                            (Collateralized by
                                            $6,776,900 Various Corporate
                                            Bonds, Commercial Mortgage
                                            Obligations, Asset-Backed
                                            Securities, Medium Term Notes
$5,000,000   $        --   $  5,000,000     Market Value $5,127,734)                  $  5,000,000   $          --   $  5,000,000
                                                                                      ------------   -------------   ------------
                                          Lehman Brothers, Inc.
                                            1.43%, due 5/1/03
                                            (Collateralized by
                                            $657,895 Saybrook
                                            Point CBO, Ltd.
                                            8.345%, due 2/25/36
                                            Market Value $636,842
                                            $15,411,179 Thornburg
                                            Mortgage Securities Trust
                                            4.67%, due 10/21/41
 5,500,000            --      5,500,000     Market Value $4,973,397)                     5,500,000              --      5,500,000
                                                                                      ------------   -------------   ------------

                                          Total Repurchase Agreements
                                            (Cost $10,500,000)                          10,500,000              --     10,500,000
                                                                                      ------------   -------------   ------------

                                          SHORT-TERM CORPORATE BONDS (0.3%)

                                          ELECTRIC UTILITIES (0.3%)
                                          Consumers Energy Co.
                                            Series B
   500,000        91,000        591,000     6.20%, due 5/1/03                              500,000          91,000        591,000
                                                                                      ------------   -------------   ------------

                                          INSURANCE (0.0%) (B)
                                          Fairfax Financial Holdings Ltd.
        --        20,000         20,000     7.75%, due 12/15/03 (o)                             --          19,900         19,900
                                                                                      ------------   -------------   ------------

                                          Total Short-Term Corporate Bonds
                                            (Cost $500,000, $109,852, $609,852)            500,000         110,900        610,900
                                                                                      ------------   -------------   ------------

                                          Total Short-Term Investments
                                            (Cost $30,560,537, $5,326,405,
                                            $35,886,942)                                30,560,537       5,327,453     35,887,990
                                                                                      ------------   -------------   ------------

                                          Total Investments
                                            (Cost $156,995,809, $43,716,922,
                                            $200,712,731)(q)                  116.7%  $162,050,792   $  45,156,667   $207,207,459(r)
                                          Liabilities in Excess of
                                            Cash and Other Assets             (16.7)   (26,236,665)     (3,347,326)   (29,583,991)
                                                                                      ------------   -------------   ------------
                                          Net Assets                          100.0%  $135,814,127   $  41,809,341   $177,623,468
                                                                                      ============   =============   ============

----------

(a)   Non-income producing security.

(b)   Less than one tenth of a percent.

(c)   May be sold to institutional investors only.

(d) CIK ("Cash in Kind")-interest payment is made with cash or additional securities.

(e)   Issue in default.

(f)   Floating rate. Rate shown is the rate in effect at April 30, 2003.

(g) 30 Units-Each unit reflects $1,000 principal amount of 10.00% Senior Notes plus 1 warrant to buy common stock.

(h) Eurobond-Bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.

(i)   Partially segregated for foreign currency forward contracts.

(j)   Segregated or partially segregated as collateral for TBAs.

(k) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

(l)   Represents securities out on loan or a portion which is out on loan.

(m) PIK ("Payment in Kind")-interest or dividend payment is made with additional securities.

(n)   Illiquid security.

(o)   Yankee bond.

(p) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.

(q)   The cost for federal income tax purposes is $200,858,452.

(r) At April 30, 2003, net unrealized appreciation was $6,349,007 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,004,166 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $655,159.

(s)   The following abbreviations are used in the above portfolio:
         CD-Canadian Dollar.
         E. -Euro
         SK-Swedish Krona.

            STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2003


                                                                                  CORE BOND
                                                                BOND                 PLUS          PRO FORMA         PRO FORMA
                                                                FUND                 FUND         ADJUSTMENTS        COMBINED
                                                          ----------------       -------------    ------------     --------------
                                                                                                                     (UNAUDITED)
ASSETS:
Investment in securities, at value*                       $    162,050,792       $  45,156,667    $         --     $  207,207,459
Cash                                                                   998               5,507              --              6,505
Deposits with brokers for securities loaned                         15,772                  --              --             15,772
Receivables:
     Investment securities sold                                  4,879,978           2,659,766              --          7,539,744
     Interest and Dividends                                      1,470,913             528,320              --          1,999,233
     Fund shares sold                                               63,061              31,377              --             94,438
Unrealized appreciation on foreign currency
     forward contracts                                                  --               1,840              --              1,840
Other assets                                                        12,027               7,406              --             19,433
                                                          ----------------       -------------    ------------     --------------
        Total assets                                           168,493,541          48,390,883              --        216,884,424
                                                          ----------------       -------------    ------------     --------------

LIABILITIES:
Securities lending collateral                                   16,752,858                  --              --         16,752,858
Payables:
     Investment securities purchased                            15,308,217           6,329,355              --         21,637,572
     Fund shares redeemed                                           73,352                  61              --             73,413
     Manager                                                        65,091               4,923              --             70,014
     Transfer agent                                                  5,577                  --              --              5,577
     Custodian                                                       4,251               4,265              --              8,516
Accrued expenses                                                    51,956              22,794              --             74,750
Unrealized depreciation on foreign currency
     forward contracts                                                  --              62,466              --             62,466
Dividend payable                                                   418,112             157,678              --            575,790
                                                          ----------------       -------------    ------------     --------------
        Total liabilities                                       32,679,414           6,581,542              --         39,260,956
                                                          ----------------       -------------    ------------     --------------
Net assets                                                $    135,814,127       $  41,809,341    $         --     $  177,623,468
                                                          ================       =============    ============     ==============

*Cost of investments in securities                        $    156,995,809(a)    $  43,716,922    $         --     $  200,712,731

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
     1 billion of shares authorized:
     No-Load Class                                        $         12,996       $       4,022    $         --     $       17,018
     Service Class                                                     635                  --              --                635
Additional paid-in capital                                     142,871,756          40,152,901              --        183,024,657
Accumulated net investment loss                                    (19,613)            (85,774)             --           (105,387)
Accumulated net realized loss on investments and
     foreign currency transactions                             (12,106,630)            354,548              --        (11,752,082)
Net unrealized appreciation on investments                       5,054,983           1,439,745              --          6,494,728
Net unrealized depreciation on translation of
     other assets and liabilities in foreign currencies
     and foreign currency forward contracts                             --             (56,101)             --            (56,101)
                                                          ----------------       -------------    ------------     --------------
Net assets                                                $    135,814,127       $  41,809,341    $         --     $  177,623,468
                                                          ================       =============    ============     ==============

NO-CLASS
Net assets applicable to outstanding shares               $    129,499,669       $  41,809,341    $         --     $  171,309,010
                                                          ================       =============    ============     ==============
Shares of capital stock outstanding                             12,995,531           4,022,393         175,332(b)      17,193,256
                                                          ================       =============    ============     ==============
Net asset value per share outstanding                     $           9.96       $       10.39    $         --     $         9.96
                                                          ================       =============    ============     ==============

SERVICE CLASS
Net assets applicable to outstanding shares               $      6,314,458       $         n/a    $         --     $    6,314,458
                                                          ================       =============    ============     ==============
Shares of capital stock outstanding                                634,950                 n/a              --            634,950
                                                          ================       =============    ============     ==============
Net asset value per share outstanding                     $           9.94       $         n/a    $         --     $         9.94
                                                          ================       =============    ============     ==============


------------

(a)   Identified cost includes $16,056,063 of securities loaned.

(b) Reflects new shares issued, net of retired shares of Core Bond Plus Fund. (Calculation: Net Assets / NAV per share)

            STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2003


                                                                             CORE BOND
                                                             BOND              PLUS             PRO FORMA               PRO FORMA
                                                             FUND              FUND             ADJUSTMENTS             COMBINED
                                                         -------------      -------------      -------------         -------------
                                                                                                                       (UNAUDITED)
INVESTMENT INCOME:
Income:
    Interest                                             $   6,329,910      $   2,008,644      $          --         $   8,338,554
    Dividends                                                       --             25,346                 --                25,346
                                                         -------------      -------------      -------------         -------------
       Total Income                                          6,329,910          2,033,990                 --             8,363,900
                                                         -------------      -------------      -------------         -------------

Expenses:
    Manager                                                    959,222            216,101           (355,756)(a)           819,567
    Professional                                                72,785             39,201            (46,186)(b)            65,800
    Transfer agent                                              35,081             38,547             20,972(b)             94,600
    Registration                                                25,715             15,134            (12,649)(b)            28,200
    Custodian                                                   24,787             15,584             (9,571)(b)            30,800
    Shareholder communication                                   15,872              4,518             (1,590)(b)            18,800
    Directors                                                   15,449              7,425             (1,674)(b)            21,200
    Portfolio Pricing                                           14,928             35,171            (31,099)(b)            19,000
    Service                                                     14,276                 --                 --                14,276
    Miscellaneous                                               15,730             17,439            (17,369)(b)            15,800
                                                         -------------      -------------      -------------         -------------
           Total expenses before reimbursement               1,193,845            389,120           (454,922)            1,128,043
Expense reimbursement from Manager                            (220,348)          (137,001)           357,349(c)                 --
                                                         -------------      -------------      -------------         -------------
         Total expenses                                        973,497            252,119            (97,573)            1,128,043
                                                         -------------      -------------      -------------         -------------
Net investment income                                        5,356,413          1,781,871             97,573             7,235,857
                                                         -------------      -------------      -------------         -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS:
Net realized gain (loss) from:
    Security transactions                                       34,020            423,951                 --               457,971
    Foreign currency transactions                                   --           (169,077)                --              (169,077)
                                                         -------------      -------------      -------------         -------------
Net realized gain on investments and foreign
    currency transactions                                       34,020            254,874                 --               288,894
                                                         -------------      -------------      -------------         -------------

Net change in unrealized appreciation on investments         6,432,738          1,790,373                 --             8,223,111
    Translation of other assets and liabilities in
       foreign currencies and foreign currency
       forward contracts                                            --            (59,688)                --               (59,688)
                                                         -------------      -------------      -------------         -------------
Net unrealized gain on investments and foreign
    currency transactions                                    6,432,738          1,730,685                 --             8,163,423
                                                         -------------      -------------      -------------         -------------
Net realized and unrealized gain on investments
    and foreign currency transactions                        6,466,758          1,985,559                 --             8,452,317
                                                         -------------      -------------      -------------         -------------
Net increase in net assets resulting from operations     $  11,823,171      $   3,767,430      $      97,573         $  15,688,174
                                                         -------------      -------------      -------------         -------------


------------

(a)   Reflects adjustment in expenses due to effects of new contractuals rates.

(b)   Reflects adjustment in expenses due to elimination of duplicate services.

(c) It is anticipated that it will not be necessary for the Manager and Subadivsor to reimburse expenses of the Fund.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- BASIS OF COMBINATION:

On September 24, 2003, the Board of Directors of Eclipse Funds, Inc., approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to the approval by the shareholders of Eclipse Core Bond Plus Fund ("Core Bond Plus Fund"), Eclipse Bond Fund ("Bond Fund"), will acquire all of the assets of Core Bond Plus Fund and be subject to the liabilities of such Fund, in exchange for a number of shares of Bond Fund equal in value to the net assets of the Core Bond Plus Fund (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2003. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Core Bond Plus Fund and Bond Fund at April 30, 2003. The unaudited pro forma statement of operations reflects the results of operations of Core Bond Plus Fund and Bond Fund for the year ended April 30, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Core Bond Plus Fund and Bond Fund under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Bond Fund for pre-combination will not be restated.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund that are incorporated by reference in the Statements of Additional Information.

NOTE 2 -- SECURITY VALUATION:

The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Class of shares of each Fund is determined by taking the current market value of total assets attributable to that Class, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's Manager or Subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment may be made.

NOTE 3 -- CAPITAL SHARES:

The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Core Bond Plus Fund by Bond Fund as of April 30, 2003. The number of additional shares issued was calculated by dividing the net asset value of each Class of Core Bond Plus Fund by the respective Class net asset value per share of Bond Fund.

NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on April 30, 2003. Core Bond Plus Fund expenses were adjusted assuming Bond Fund's fee structure was in effect for the year ended April 30, 2003.

NOTE 5 -- USE OF ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 6 -- FEDERAL INCOME TAXES:

Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Bond Fund's capital gains in any given year, may be limited as a result of the previous reorganization. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the name shown in the registration on the proxy card.

         ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

         For example:

                                 REGISTRATION                                   VALID SIGNATURE
                                 ------------                                   ---------------
CORPORATE ACCOUNTS
(1)   ABC Corp. .......................................................   ABC Corp. John Doe, Treasurer
(2)   ABC Corp. .......................................................   John Doe, Treasurer
(3)   ABC Corp. c/o John Doe...........................................   John Doe, Treasurer
(4)   ABC Corp. Profit Sharing Plan....................................   John Doe, Trustee

PARTNERSHIP ACCOUNTS
(1)   The XYZ Partnership..............................................   Jane B. Smith, Partner
(2)   Smith and Jones, Limited Partnership.............................   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)   ABC Trust........................................................   Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee u/t/d 12/28/78..............................   Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
(1)   John B. Smith, Cust..............................................   John B. Smith, Custodian for John B.
      f/b/o John B. Smith, Jr.  UGMA/UTMA                                 Smith Jr., UGMA/UTMA
(2)   Estate of John B. Smith..........................................   John B. Smith, Jr., Executor
                                                                          Estate of John B. Smith

                                   PROXY CARD
                               ECLIPSE FUNDS INC.
     FOR SPECIAL MEETING OF SHAREHOLDERS OF THE ECLIPSE CORE BOND PLUS FUND
                         TO BE HELD ON DECEMBER 3, 2003

         The undersigned shareholder of the Eclipse Core Bond Plus Fund (the "Fund"), a series of Eclipse Funds Inc. (the "Company"), hereby constitutes and appoints Robert A. Anselmi, Patrick J. Farrell and John K. Forst, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Fund, to be held at the principal offices of the Fund's Investment Manager, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on December 3, 2003, beginning at 9:00 a.m. (Eastern time), and at any adjournments or postponements of the Special Meeting with all the powers that the undersigned would possess if personally present, and designated on the reverse hereof.

         The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement/Prospectus dated October 31, 2003.

         The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of the assets of the Fund by the Eclipse Bond Fund ("Bond Fund"), a series of Eclipse Funds Inc., in exchange for shares of the Bond Fund and the assumption of all liabilities of the Fund by the Bond Fund and (ii) the subsequent liquidation of the Fund. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

         Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[ ]      Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

                                                                               FOR            AGAINST           ABSTAIN
PROPOSAL

            To approve an Agreement and Plan of Reorganization providing       [ ]              [ ]               [ ]
            for (i) the acquisition of the assets of the Fund by Eclipse
            Bond Fund ("Bond Fund"), a series of Eclipse Funds Inc., in exchange for shares of the Bond Fund and the assumption of all liabilities of the Fund by the Bond Fund and (ii) the
            subsequent liquidation of the Fund.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the Eclipse Core Bond Plus Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s): ____________________________  Date:_______, 2003.

Signature(s): ____________________________  Date:_______, 2003.

                               ECLIPSE FUNDS INC.

                                     PART C

                                OTHER INFORMATION

ITEM 15.          INDEMNIFICATION

         With respect to Eclipse Fund Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 the Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court to appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.          EXHIBITS

         (1)      (a)    Articles of Incorporation of Eclipse Funds Inc.(1)

                  (b) Articles Supplementary to Articles of Incorporation of Eclipse Fund Inc. (2)

                  (c) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc.(4)

                  (d) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc.(6)

                  (e) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (7)

                  (f) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc.(12)

                  (g) Articles Supplementary to Articles of Incorporation of Eclipse Fund Inc.(22)

                  (h) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc.(22)

                  (i) Articles Supplementary to Articles of Incorporation of Eclipse Fund Inc.(25)

         (2)      By-Laws of Eclipse Funds Inc.(1)

         (3)      Not Applicable.

         (4)      Form of Agreement and Plan of Reorganization.**

---------------------------

**       Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

         (5)      Specimen Certificates for Common Stock(3).

         (6)      (1)    (a)  Form of (composite) Management Agreement
                              between MainStay Institutional Funds Inc., on behalf of the Bond Fund, EAFE Index Fund, Growth
                              Equity Fund, Indexed Bond Fund, Indexed Equity
                              Fund, International Bond Fund, International
                              Equity Fund, Money Market Fund, Asset Manager Fund
                              (formerly Multi-Asset Fund), Short Term Bond Fund and Value Equity Fund, and MainStay Management
                              LLC.(11)

                         (b)  Substitution Agreement between MainStay
                              Institutional Funds Inc. and New York Life
                              Investment Management LLC.(22)

                         (c) Management Agreement between Eclipse Funds Inc., on behalf of Core Bond Plus Fund, Mid Cap Core Fund and Tax Free Bond Fund, and New York Life Investment Management LLC.(22)

                         (d) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Growth Equity Fund, Indexed Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, Money Market Fund, Short Term Bond Fund, Asset Manager Fund, International Broad Market Fund, and International Equity Fund(22)

                         (e) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Tax-Managed Equity Fund.

                  (2)    (a)  Form of (composite) Sub-Advisory Agreement
                              between MainStay Management LLC, on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short Term Bond Fund and Value Equity Fund, and MacKay Shields LLC.(11)

                         (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of EAFE Index Fund, Indexed Bond Fund Indexed Equity Fund and Asset Manager Fund (formerly Multi-Asset Fund), and Monitor Capital Advisors LLC.(11)

                         (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Money Market Fund and New York life Insurance Company(11)

                         (d) Form of Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of the Core Bond Plus Fund and the Tax Free Bond Fund, and MacKay Shields LLC.(13)

         (7) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc.(5)

         (8)      Not Applicable.

         (9)      (1)    Form of Custody Agreement between Eclipse Funds
                         Inc. and State Street Bank.(6)

                  (2) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank.(22)

         (10)     (a)    Form of Account Application for Eclipse Funds Inc.(3)

                  (b)    Shareholder Services Plan for Eclipse Funds Inc.(10)

                  (c) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc.(12)

                  (d) Shareholder Services Plan for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc.(12)

                  (e) Plan of Distribution Pursuant to Rule 12b-1 for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc.(12)

                  (f) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Service Class Shares).(24)

                  (g) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (L Class Shares).(25)

                  (h) Plan of Distribution pursuant to Rule 12b-1 for L Class Shares of Eclipse Funds Inc.(25)

         (11) Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters.*

         (12) Form of opinion of Dechert LLP regarding tax matters. (filed herewith)

         (13)     Not Applicable.

         (14)     Consent of Independent Auditors.*

         (15)     Not Applicable.

         (16)     Powers of Attorney.(27)

-------------------------

(1)      Filed with Registration Statement No. 33-36962 on September 21, 1990.

(2) Filed with Pre-Effective Amendment No.1 to Registration Statement No. 33-36962 on November 19, 1990.

(3) Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.

(4) Filed with Post-Effective Amendment No. 4 to Registration Statement No. 33-36962 on November 2, 1992.

(5) Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-36962 on April 29, 1994.

(6) Filed with Post-Effective Amendment No. 7 to Registration Statement No. 33-36962 on October 14, 1994.

(7) Filed with Post-Effective Amendment No. 8 to Registration Statement No. 33-36962 on December 29, 1994.

(8) Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-36962 on April 28, 1995.

(9) Filed with Post-Effective Amendment No. 12 to Registration Statement No. 12 to Registration Statement No. 33-36962 on February 28, 1996.

(10) Filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.

(11) Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.

 (12) Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.

(13) Filed with Post-Effective Amendment No. 24 to Registration Statement No. 33-36962 on October 18, 2000.

(14) Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-8865 on April 30, 1990.

(15) Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-8865 on October 13, 1994.

(16) Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-8865 on April 30, 1999.

(17) Filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-8865 on April 30, 1991.

(18) Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-8865 on January 9, 1987.

(19) Filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-8865 on April 20, 2000.

(20)     Filed with Initial Registration Statement No. 33-8865 on September 19,
         1986.

(21) Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-8865 on February 27, 1998.

(22) Filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.

(23) Filed with Post-Effective Amendment No. 30 to the Company's Registration Statement No. 33-36962 on February 25, 2002.

(24) Filed with Post-Effective Amendment No. 31 to the Company's Registration Statement No. 33-36962 on May 3, 2002.

(25) Filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 6, 2002.

(26) Filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 on December 27, 2002.

(27) Filed with Post-Effective Amendments No. 22 and 24 to the Company's Registration Statement No. 33-36962 on March 1, 2001 and May 3, 2002, respectively.

*        To be filed by amendment.

ITEM 17.          UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of Registrant in the city of Parsippany and the State of New Jersey on the 1st of October, 2003.

                                           ECLIPSE FUNDS INC.

                                           /s/ Stephen C. Roussin*
                                           -----------------------
                                           Stephen C. Roussin
                                           President

         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                   TITLE                             Date
/s/ Stephen C. Roussin*               Chairperson, President and Trustee        October 1, 2003
-----------------------
Stephen C. Roussin

/s/ Lawrence Glacken*                 Trustee                                   October 1, 2003
---------------------
Lawrence Glacken

/s/ Robert P. Mulhearn*               Trustee                                   October 1, 2003
-----------------------
Robert P. Mulhearn

/s/ Susan B. Kerley*                  Trustee                                   October 1, 2003
--------------------
Susan B. Kerley

/s/ Peter Meenan**                    Trustee                                   October 1, 2003
------------------
Peter Meenan

/s/ Patrick J. Farrell                Treasurer and Chief Financial and         October 1, 2003
----------------------                Accounting Officer
Patrick J. Farrell

*By: /s/ Patrick J. Farrell                                                     October 1, 2003
     ----------------------
     Patrick J. Farrell as
     Attorney-in-Fact

* Pursuant to Powers of Attorney filed on March 1, 2001 as a part of Post-Effective Amendment No. 22 to the Company's Registration Statement.

** Pursuant to Powers of Attorney filed on May 3, 2002 as part of Post-Effective Amendment No. 24 to the Company's Registration Statement.

                                INDEX OF EXHIBITS

(12)     Form of opinion of Dechert regarding tax matters.